UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04015

Eaton Vance Mutual Funds Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders

Annual Report December 31, 2007

EATON VANCE
AMT-FREE MUNICIPAL
BOND
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance AMT-Free Municipal Bond Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual
Class A	$1,000.00	$992.20	$5.17
Class B	$1,000.00	$989.10	$8.87
Class C	$1,000.00	$989.20	$8.82
Class I	$1,000.00	$994.00	$3.92
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.24
Class B	$1,000.00	$1,016.30	$9.00
Class C	$1,000.00	$1,016.30	$8.94
Class I	$1,000.00	$1,021.30	$3.97

* Expenses are equal to the Fund's annualized expense ratio of 1.03% for Class A shares, 1.77% for Class B shares, 1.76% for Class C shares, and 0.78% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007.

4

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Cynthia J. Clemson

Portfolio Manager

Economic and Market Conditions

Economic growth in the fourth quarter of 2007 measured 0.6%, following the 4.9% growth rate achieved in the third quarter, according to preliminary Commerce Department data reported in January 2008. At year-end, the housing sector continued to struggle due to market concerns related to subprime mortgages. While the weaker dollar is having a beneficial effect on export-related industries, tourism, and U.S.-based multinational companies, there were signs that consumers were sharply curtailing spending.

With core inflation (excluding food and energy) still within the upper end of the Federal Reserve’s comfort zone, the Fed lowered its Federal Funds rate in September by 50 basis points to 4.75% from 5.25%, and followed with 25 basis point cuts in October and December 2007. (Shortly after this reporting period, the Fed enacted a 75 basis point cut on January 22, 2008 and a 50 basis point cut at its regular January 31, 2008 meeting). Management believes these moves were aimed at providing liquidity during a period of increased uncertainty and tighter credit conditions that surfaced in mid-August and intensified at year-end.

Management Discussion

The Fund invests primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

The Fund underperformed its benchmark Index for the year ended December 31, 2007. Management believes that much of the underperformance can be attributed to the broader-based credit scare that shook the fixed-income markets in August and November of 2007, and led to a flight-to-quality bid in the Treasury market, particularly in shorter-maturity bonds. This move was driven by the fear that financial companies may experience further write-downs as a result of their exposure to mortgage-backed collateralized debt obligations (CDOs), and concerns about the exposure of some major municipal bond insurers to mortgage-related CDO debt. As a result of an active management style that focuses on income and longer call protection, the Fund generally holds longer-duration bonds. Accordingly, management believes that the flight to shorter-maturity (duration) bonds during September and November 2007 resulted in the Fund’s relative underperformance for the period.

The ratio of yields on current coupon AAA-rated insured bonds to the yield on 30-year Treasury bonds was 105% as of December 31, 2007, with many individual bonds trading higher than 105%.† Management believes that this was the result of dislocation in the fixed-income marketplace caused by the subprime contagion fears, insurance companies’ mark-to-market risks, and the decentralized nature of the municipal marketplace. Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued compared to Treasuries.

With this backdrop, we continue to manage all of our municipal funds with the same relative value approach that we have traditionally employed — maintaining a long-term perspective when markets exhibit extreme short-term volatility. The Eaton Vance culture and philosophy have not changed, and we believe they have provided excellent long-term benefits to our investors over time.

Eaton Vance AMT-Free Municipal Bond Fund

Total Return Performance 12/31/06 – 12/31/07(1)

Class A	-1.66%
Class B	-2.44
Class C	-2.34
Class I	-1.38
Lehman Brothers Municipal Bond Index(2)	3.36
Lipper General Municipal Debt Funds Average(2)	1.15

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. Class I shares have no sales charge. If sales charges were deducted, returns would be lower.

(2) It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. †Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund’s yield.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class I and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (1)	Class A	Class B	Class C	Class I
Share Class Symbol	ETMBX	EBMBX	ECMBX	EVMBX
Average Annual Total Returns (at net asset value)
One Year	-1.66%	-2.44%	-2.34%	-1.38%
Five Years	4.60	3.85	N.A.	4.86
Ten Years	N.A.	N.A.	N.A.	5.14
Life of Fund†	4.85	4.00	2.29	6.96

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-6.36%	-7.16%	-3.29%	-1.38%
Five Years	3.59	3.51	N.A.	4.86
Ten Years	N.A.	N.A.	N.A.	5.14
Life of Fund†	4.34	4.00	2.29	6.96

†Inception dates: Class A: 1/6/98; Class B: 1/14/98; Class C: 5/2/06; Class I: 3/16/78.

Total Annual
Operating Expenses (2)*	Class A	Class B	Class C	Class I
	1.24%	1.99%	1.98%	0.99%

*Source: Prospectus dated 5/1/07, as supplemented 6/27/07.

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate(3)	4.17%	3.40%	3.40%	4.43%
Taxable-Equivalent Distribution Rate (3),(4)	6.42	5.23	5.23	6.82
SEC 30-day Yield (5)	4.02	3.50	3.48	4.48
Taxable-Equivalent SEC 30-day Yield (4),(5)	6.18	5.38	5.35	6.89

Index Performance(6)

Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	3.36%
Five Years	4.30
Ten Years	5.18

Lipper averages(7)

Lipper General Municipal Debt Funds Classification – Average Annual Total Returns
One Year	1.15%
Five Years	3.48
Ten Years	4.08

Comparison of Change in Value of a $10,000 Investment in Eaton Vance AMT-Free Municipal Bond Fund Class I vs. the Lehman Brothers Municipal Bond Index**

December 31, 1997 – December 31, 2007

**Sources: Thomson Financial; Lipper, Inc. Class I of the Fund commenced operations on 3/16/78.

A $10,000 hypothetical investment at net asset value in Class A shares on 1/6/98 (commencement of operations), Class B shares on 1/14/98 (commencement of operations) and Class C on 5/2/06 (commencement of operations) would have been valued at $16,055, $14,780 and $10,384, respectively, on 12/31/07; a $10,000 hypothetical investment in Class A at maximum offering price on 1/6/98 would have been valued at $15,292. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares.Class I shares are offered to certain investors at net asset value. If sales charges were included, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C shares reflect a 1% CDSC for the first year. Class I shares are not subject to sales charge.

(2) Includes interest expense of 0.39% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense.

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figures assume a maximum 35.0% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(7) The Lipper averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds Classification contained 237, 211, and 143 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month-end only.

2

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

FUND COMPOSITION

Rating Distribution*(1)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 12/31/07 is as follows, and the average rating is AA:

AAA	58.2%	BBB	7.0%	CCC	0.7%
AA	16.0%	BB	0.4%	Non-Rated	6.8%
A	10.6%	B	0.3%

Fund Statistics(2)

• Number of Issues:	224
• Average Maturity:	26.8 years
• Average Effective Maturity:	22.0 years
• Average Call Protection:	9.9 years
• Average Dollar Price:	$97.12

(1) As of 12/31/07. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(2) As of 12/31/07. Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 108.4%
Principal Amount (000's omitted)	Security	Value
Education — 7.3%
$3,125	Hempstead, NY, Industrial Development Agency, (Hofstra University Civic Facilities), 4.50%, 7/1/36	$2,871,219
15,000	Houston, TX, Higher Educational Finance Corp., (Rice University), 4.50%, 11/15/37	14,769,000
1,375	Massachusetts Development Finance Agency, (Boston University), 5.45%, 5/15/59	1,340,226
10,000	Massachusetts Health and Educational Facilities Authority, (Berklee College), 5.00%, 10/1/37	9,899,900
2,500	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.125%, 7/15/37	2,609,425
16,000	New Jersey Educational Facilities Authority, (Princeton University), 4.50%, 7/1/37	15,935,200
1,285	New York Dormitory Authority, (Vassar College), 4.25%, 7/1/32	1,212,642
4,835	New York Dormitory Authority, (Vassar College), 4.25%, 7/1/39	4,481,465
310	Ohio Higher Educational Facilities Authority, (Oberlin College), 5.00%, 10/1/29	314,628
10,000	South Carolina Educational Facilities Authority, (Furman University), 5.00%, 10/1/38	10,087,400
4,000	University of Virginia, 5.00%, 6/1/37	4,161,880
		$67,682,985
Electric Utilities — 3.2%
$2,100	Mississippi Business Finance Corp., (System Energy Resources, Inc.), 5.90%, 5/1/22	$2,099,769
5,000	North Carolina Municipal Power Agency No. 1, (Catawba Electric), 5.50%, 1/1/14	5,288,100
1,205	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate, 7.68%, 7/1/25(1)(2)	1,217,219
3,595	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate, 7.68%, 7/1/37(1)(2)	3,359,024
2,100	Sabine River Authority, TX, (TXU Energy Co. LLC), 5.20%, 5/1/28	1,725,549
4,500	Salt River Project, AZ, Agricultural Improvements and Power District, 5.00%, 1/1/31(3)	4,622,247
4,500	Salt River Project, AZ, Agricultural Improvements and Power District, 5.00%, 1/1/31(3)	4,622,247
2,000	Sam Rayburn, TX, Municipal Power Agency, 6.00%, 10/1/21	2,069,360
4,435	San Antonio, TX, Electric and Natural Gas, 4.50%, 2/1/21	4,446,708
		$29,450,223

Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded — 4.8%
$3,000	Allegheny County, PA, Industrial Development Authority, (Residential Resources, Inc.), Prerefunded to 9/1/11, 6.50%, 9/1/21	$3,337,050
1,500	Capital Trust Agency, FL, (Seminole Tribe Convention), Prerefunded to 10/1/12, 8.95%, 10/1/33(1)	1,881,480
14,000	Dawson Ridge, CO, Metropolitan District #1, Escrowed to Maturity, 0.00%, 10/1/22	7,346,360
10,000	Foothill/Eastern, CA, Transportation Corridor Agency, Escrowed to Maturity, 0.00%, 1/1/18	6,690,200
1,160	Grove City, PA, Area Hospital Authority, (Grove Manor), Prerefunded to 8/15/08, 6.625%, 8/15/29	1,199,162
1,000	Maricopa County, AZ, Industrial Development Authority, (Place Five and The Greenery), Escrowed to Maturity, 8.625%, 1/1/27	1,001,330
5,500	Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/20(4)	6,016,835
3,211	New York, NY, Prerefunded to 6/1/13, 5.25%, 6/1/28(3)	3,529,070
1,360	North Miami, FL, Health Care Facilities Authority, (Imperial Club), Prerefunded to 1/1/09, 6.75%, 1/1/33	1,439,628
2,500	San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/14	2,020,600
6,000	Savannah, GA, Economic Development Authority, Escrowed to Maturity, 0.00%, 12/1/21	3,296,520
625	Sullivan County, TN, Health, Education and Housing Facility Board, (Wellmont Health System), Prerefunded to 9/1/12, 6.25%, 9/1/22	705,562
375	Sullivan County, TN, Health, Education and Housing Facility Board, (Wellmont Health System), Prerefunded to 9/1/12, 6.25%, 9/1/22	423,337
3,000	Tobacco Settlement Financing Corp., NJ, Prerefunded to 6/1/13, 6.75%, 6/1/39(3)	3,489,555
250	Willacy County, TX, Local Government Corp., Escrowed to Maturity, 6.00%, 3/1/09	254,602
1,590	Wisconsin Health and Educational Facilities Authority, (Wisconsin Illinois Senior Housing), Prerefunded to 8/1/09, 7.00%, 8/1/29	1,700,203
		$44,331,494
General Obligations — 7.4%
$3,000	California, 5.25%, 2/1/33	$3,092,160
2,380	California, 5.50%, 11/1/33	2,528,845
2,000	Florida Board of Public Education, Variable Rate, 10.65%, 6/1/37(1)(2)	2,382,300
5,000	Harlandale, TX, Independent School District, 4.75%, 8/15/40	4,979,200
5,405	New York, NY, 5.00%, 6/1/30	5,513,803
1,964	New York, NY , 5.25%, 6/1/28(3)	2,029,777
10,000	Red Oak, TX, Independent School District, (PSF), 4.50%, 8/15/38	9,653,000

See notes to financial statements
5

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
General Obligations (continued)
$4,000	South Carolina, 3.25%, 8/1/30	$3,273,240
10,000	Texas (Transportation Commission-Mobility Fund), 4.50%, 4/1/33	9,902,500
23,695	Washington, 5.00%, 7/1/22	25,349,385
		$68,704,210
Health Care-Miscellaneous — 0.4%
$200	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class B, 7.50%, 9/1/15	$208,640
110	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class D, 7.50%, 9/1/15	114,752
100	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class E, 7.50%, 9/1/15	104,320
337	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(1)	345,762
1,336	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 1, 5.50%, 12/1/36(1)	1,368,839
1,122	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 5.50%, 12/1/36(1)	1,149,708
		$3,292,021
Hospital — 12.1%
$5,600	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	$5,514,208
2,000	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	1,946,460
5,580	California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	5,361,543
7,000	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	6,988,100
500	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	464,345
1,080	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	943,304
1,000	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	942,940
980	Chautauqua County, NY, Industrial Development Agency, (Women's Christian Association), 6.40%, 11/15/29	1,000,727
2,075	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.00%, 11/15/35	1,996,441
3,800	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	3,788,562

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$3,000	Knox County, TN, Health, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	$582,300
10,410	Knox County, TN, Health, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/42	1,602,515
800	Louisiana Public Facilities Authority, (Ochsner Clinic Foundation Project), Prerefunded to 5/15/26, 5.50%, 5/15/32	927,152
4,150	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare), 5.50%, 7/1/26	4,257,029
7,510	Maryland Health and Higher Educational Facilities Authority, (Peninsula Regional Medical Center), 5.00%, 7/1/36	7,337,120
12,885	Massachusetts Health and Educational Facilities Authority, (Partners Healthcare Systems), 5.00%, 7/1/47	12,770,839
5,000	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	4,759,150
9,220	Michigan Hospital Finance Authority, (McLaren Healthcare), 5.00%, 8/1/35	8,924,776
7,710	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 4.75%, 7/1/28(3)	7,820,407
1,865	New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	1,813,246
1,575	Oneida County, NY, Industrial Development Agency, (St. Elizabeth Medical Center), 5.75%, 12/1/19	1,572,228
2,270	Rochester, MN, Health Care Facilities, (Mayo Clinic), 5.50%, 11/15/27(3)	2,307,092
1,100	San Benito, CA, Health Care District, 5.40%, 10/1/20	1,081,025
1,375	Tangipahoa Parish, LA, Hospital Service District No.1, (North Oaks Medical Center), 5.00%, 2/1/30	1,342,605
9,245	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/42	9,101,887
17,620	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/47	17,278,524
		$112,424,525
Housing — 0.9%
$1,000	Capital Trust Agency, FL, (Atlantic Housing Foundation), 5.30%, 7/1/35	$911,910
1,020	Capital Trust Agency, FL, (Atlantic Housing Foundation), 5.35%, 7/1/40	925,007
1,240	Florida Capital Projects Finance Authority, Student Housing Revenue, (Florida University), Prerefunded to 8/15/10, 7.75%, 8/15/20	1,385,700
2,500	Georgia Private Colleges and Universities Authority, Student Housing Revenue, (Mercer Housing Corp.), 6.00%, 6/1/31	2,557,125
1,230	Lake Creek, CO, (Affordable Housing Corp.), 6.25%, 12/1/23	1,265,682
1,040	North Little Rock, AR, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	1,054,310

See notes to financial statements
6

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Housing (continued)
$285	Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(5)	$276,493
		$8,376,227
Industrial Development Revenue — 5.4%
$3,500	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co. Project), 4.95%, 5/15/33	$3,305,715
5,000	Chicago, IL, O'Hare International Airport, (American Airlines, Inc.), 5.50%, 12/1/30	4,294,150
890	Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	903,608
9,625	Liberty, NY, Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	10,185,271
6,495	Liberty, NY, Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(3)	6,873,117
2,180	Liberty, NY, Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	2,410,971
2,500	Nez Perce County, ID, Pollution Control, (Potlatch Corp.), 7.00%, 12/1/14	2,686,000
2,450	Port Camas-Washougan, WA, (James River), 6.70%, 4/1/23	2,443,875
17,175	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	16,506,377
		$49,609,084
Insured-Education — 4.2%
$11,000	Alabama Public School and College Authority, (FSA), 2.50%, 12/1/27	$7,955,530
8,000	Alabama State University, (XLCA), 4.625%, 8/1/36	7,825,840
17,660	College of Charleston, SC, Higher Education Facility, (XLCA), 4.50%, 4/1/37	16,924,461
2,935	Pennsylvania Higher Educational Facilities Authority, (Temple University), (MBIA), 4.50%, 4/1/36	2,868,229
1,495	University of California, (MBIA), 4.75%, 5/15/37	1,505,136
1,750	Virginia College Building Authority, (Washington and Lee University), (MBIA), 5.25%, 1/1/31	1,964,375
		$39,043,571
Insured-Electric Utilities — 6.0%
$2,000	Burlington, KS, Pollution Control Revenue, (Kansas Gas & Electric Co.), (MBIA), 5.30%, 6/1/31	$2,077,280
25,000	Illinois Municipal Electric Agency Power Supply, (FGIC), 5.00%, 2/1/35	25,576,250
3,175	Lakeland, FL, Energy System, (XLCA), 4.75%, 10/1/36	3,134,074
11,015	Missouri Joint Municipal Electric Utility Commission, (AMBAC), 4.50%, 1/1/37	10,575,502
8,210	New York Power Authority, (MBIA), 4.50%, 11/15/47	7,940,876

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities (continued)
$2,865	Ohio Municipal Electric Generation Agency, (MBIA), 0.00%, 2/15/29	$1,030,512
5,000	Omaha, NE, Public Power District, (FGIC), 4.75%, 2/1/36	4,972,900
		$55,307,394
Insured-Escrowed / Prerefunded — 0.5%
$4,500	New Jersey Turnpike Authority, (MBIA), Prerefunded to 1/1/10, 5.50%, 1/1/30(3)	$4,708,335
		$4,708,335
Insured-General Obligations — 8.7%
$4,920	Beaverton, OR, School District, (FSA), 4.125%, 6/1/26	$4,742,486
10,000	California, (AGC), 5.00%, 11/1/37(3)	10,437,660
2,250	California, (AMBAC), 5.00%, 2/1/28(3)	2,449,215
5,400	Connecticut, (AMBAC), 5.25%, 6/1/19(3)	6,090,282
10,000	District of Columbia, (FGIC), Variable Rate, 5.439%, 6/1/33(1)(2)	10,055,300
5,000	Frisco, TX, Independent School District, (FSA), 4.00%, 8/15/40	4,399,800
6,875	Los Angeles, CA, Unified School District, (Election of 2005), (FSA), 4.75%, 7/1/32	6,990,706
3,835	McKay Landing, CO, Metropolitan District No. 2, (AMBAC), 4.25%, 12/1/36	3,566,358
2,340	Merced, CA, Union High School District, (FGIC), 0.00%, 8/1/20	1,307,405
1,865	Montgomery County, TX, (Municipal Utility District No. 46 Waterworks and Sewer), (AMBAC), 4.00%, 3/1/30	1,696,870
2,500	North Las Vegas, NV, Wastewater Reclamation System, (MBIA), 4.25%, 10/1/33	2,341,725
1,860	Phoenix, AZ, (AMBAC), 3.00%, 7/1/28	1,466,666
5,000	St. Louis, MO, Board of Education, (FSA), 0.00%, 4/1/15	3,778,800
21,820	Texas (Transportation Commission-Mobility Fund), (FGIC), 4.50%, 4/1/35	21,531,758
		$80,855,031
Insured-Hospital — 1.8%
$10,150	Harrisonburg, VA, Industrial Development Authority, (Rockingham Memorial Hospital), (AMBAC), 4.50%, 8/15/36	$9,902,137
3,780	Maryland Health and Higher Educational Facilities Authority, (Medlantic/Helix Issue), (AMBAC), 5.25%, 8/15/38(3)	4,177,946
2,400	Maryland Health and Higher Educational Facilities Authority, (Medlantic/Helix Issue), (FSA), 5.25%, 8/15/38(3)	2,652,664
		$16,732,747

See notes to financial statements
7

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Lease Revenue / Certificates of Participation — 3.1%
$10,000	Anaheim, CA, Public Financing Authority Lease Revenue, (FSA), 0.00%, 9/1/31	$3,100,300
12,955	Greenwood, SC, Fifty Schools Facilities, Inc., (AGC), 4.625%, 12/1/29	12,919,115
9,930	Hudson Yards, NY, Infrastructure Corp., (MBIA), 4.50%, 2/15/47	9,463,091
2,110	Jackson County, MO, Leasehold Revenue, (Truman Sports), (AMBAC), 4.50%, 12/1/31	2,081,030
2,400	Saint Louis, MO, Industrial Development Authority, (Convention Center Hotel), (AMBAC), 0.00%, 7/15/19	1,442,664
		$29,006,200
Insured-Other Revenue — 2.4%
$6,850	Golden State Tobacco Securitization Corp., CA, (Tobacco Settlement Revenue), (AGC), 5.00%, 6/1/45	$6,975,013
3,000	Golden State Tobacco Securitization Corp., CA, (Tobacco Settlement Revenue), (FGIC), 5.00%, 6/1/35	3,024,840
5,200	Massachusetts Development Finance Agency, (WGBH Educational Foundation), (AMBAC), 5.75%, 1/1/42	6,264,076
2,680	New York City, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 4.75%, 1/1/42	2,668,798
2,210	New York City, NY, Industrial Development Agency, (Yankee Stadium), (FGIC), 4.50%, 3/1/39	2,121,534
1,455	Western Virginia Regional Jail Authority, (MBIA), 4.25%, 6/1/34	1,353,979
		$22,408,240
Insured-Special Tax Revenue — 7.5%
$10,000	Central Puget Sound, WA, Regional Transportation Authority, Sales Revenue, (FSA), 5.00%, 11/1/34	$10,453,900
6,000	Ceres, CA, Redevelopment Agency, (Ceres Redevelopment Project Area No. 1), (AMBAC), 4.00%, 11/1/31	5,238,420
4,000	Hamilton County, OH, Sales Tax, (AMBAC), 0.00%, 12/1/22	2,006,200
30,165	Louisiana Gas and Fuels Tax, (FSA), 4.75%, 5/1/39(6)	29,799,400
6,625	New York City, NY, Transitional Finance Authority, (FGIC), 4.25%, 1/15/34	6,225,248
3,400	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	3,396,838
7,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	1,805,230
29,325	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	2,623,121
5,420	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	840,588

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue (continued)
$10,755	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	$1,581,630
8,590	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	1,195,900
5,090	San Jose, CA, Redevelopment Agency, (Merged Area), (XLCA), 4.25%, 8/1/36	4,473,805
		$69,640,280
Insured-Transportation — 8.1%
$4,805	Alabama State Dock Authority, (MBIA), 4.50%, 10/1/36	$4,678,388
4,200	Delaware River, PA, Joint Toll Bridge Commission, (MBIA), 4.50%, 7/1/37	4,135,908
7,120	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/39	1,313,213
18,535	Fairfax County, VA, Economic Development Authority, (Route 28 Project), (MBIA), 4.25%, 4/1/37	17,201,407
5,700	Maryland Transportation Authority, (FSA), 4.50%, 7/1/41	5,617,464
1,930	Metropolitan Transportation Authority, NY, (FGIC), 4.75%, 11/15/37	1,935,172
6,765	Minneapolis and St. Paul, MN, Metropolitan Airports Commission, (FGIC), 4.50%, 1/1/32	6,341,105
5,000	New Jersey Transportation Trust Fund Authority, (AMBAC), Variable Rate, 7.957%, 12/15/37(1)(2)	5,325,000
1,930	Ohio Turnpike Commission, (FGIC), 5.50%, 2/15/26	2,202,265
1,585	Pima County, AZ, Street and Highway Revenue, (AMBAC), 3.25%, 7/1/21	1,410,634
7,425	Puerto Rico Highway and Transportation Authority, (AGC), 5.25%, 7/1/36	8,068,822
9,525	Puerto Rico Highway and Transportation Authority, (FSA), 5.25%, 7/1/32	10,526,173
1,535	Tampa-Hillsborough County, FL, Expressway Authority, (AMBAC), 4.00%, 7/1/34	1,356,157
10,000	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/21	5,247,600
		$75,359,308
Insured-Water and Sewer — 2.6%
$1,065	Birmingham, AL, Waterworks and Sewer Board, (AMBAC), 4.25%, 1/1/27	$1,022,421
2,960	Birmingham, AL, Waterworks and Sewer Board, (AMBAC), 4.25%, 1/1/29	2,812,266
11,635	El Paso, TX, Water and Sewer Revenue, (MBIA), 4.75%, 3/1/27	11,846,408
570	Fort Lauderdale, FL, Water and Sewer, (MBIA), 4.25%, 9/1/33	529,148
2,460	Limestone County, AL, Water and Sewer, (XLCA), 4.25%, 12/1/32	2,280,346

See notes to financial statements
8

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Water and Sewer (continued)
$2,240	Marysville, OH, Wastewater Treatment System, (XLCA), 4.75%, 12/1/46	$2,187,472
3,490	San Francisco, CA, City and County Public Utilities Commission, (FSA), 4.25%, 11/1/33	3,329,111
		$24,007,172
Insured-Water Revenue — 2.2%
$17,685	Massachusetts Water Resource Authority, (FSA), 4.50%, 8/1/46	$17,090,784
3,500	Seattle, WA, Water System, (FSA), 4.50%, 2/1/37	3,407,915
		$20,498,699
Nursing Home — 0.4%
$1,050	Massachusetts Industrial Finance Agency, (Age Institute of Massachusetts), 8.05%, 11/1/25	$1,061,718
1,060	Montgomery, PA, Industrial Development Authority, (Advancement of Geriatric Health Care Institute), 8.375%, 7/1/23	1,061,219
2,000	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.60%, 4/1/24	2,033,780
		$4,156,717
Other Revenue — 4.0%
$1,000	Barona, CA, (Band of Mission Indians), 8.25%, 1/1/20(1)	$1,017,020
48,810	Buckeye Tobacco Settlement Financing Authority, OH, 0.00%, 6/1/47	2,853,433
5,265	Buckeye Tobacco Settlement Financing Authority, OH, 5.875%, 6/1/47	5,054,611
1,220	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	1,307,779
5,000	Golden State Tobacco Securitization Corp., CA, 5.50%, 6/1/33(3)	5,506,750
2,230	Golden State Tobacco Securitization Corp., CA, 5.75%, 6/1/47	2,096,579
7,120	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	6,945,346
1,000	Mohegan Tribe Indians, CT, Gaming Authority, (Public Improvements), 6.25%, 1/1/21(1)	1,010,360
2,300	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	164,519
400	Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	389,052
740	Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	708,180
150	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/23	144,704
285	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/28	270,736
879	Santa Fe, NM, (Crow Hobbs), 8.50%, 9/1/16	890,510
2,345	Tobacco Settlement Financing Corp., NJ, 4.75%, 6/1/34	1,917,507
12,555	Tobacco Settlement Financing Corp., VA, 0.00%, 6/1/47	841,687

Principal Amount (000's omitted)	Security	Value
Other Revenue (continued)
$3,000	Tobacco Settlement Financing Corp., VA, Prerefunded to 6/1/15, 5.625%, 6/1/37(3)	$3,410,020
2,390	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(1)	2,215,650
410	Willacy County, TX, Local Government Corp., 6.00%, 9/1/10	412,944
		$37,157,387
Senior Living / Life Care — 1.8%
$1,375	Albuquerque, NM, Retirement Facilities, (La Vida Liena Retirement Center), 6.60%, 12/15/28	$1,417,845
3,300	Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	2,947,362
1,750	Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	1,609,983
3,360	Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/42	3,044,496
1,500	Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	1,400,340
2,725	Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	2,692,000
1,500	New Jersey Economic Development Authority, (Fellowship Village), 5.50%, 1/1/25	1,500,420
1,490	North Miami, FL, Health Care Facilities Authority, (Imperial Club), 6.125%, 1/1/42	1,381,334
980	St. Paul, MN, Housing and Redevelopment, (Care Institute, Inc. - Highland), 8.75%, 11/1/24(7)	923,934
		$16,917,714
Special Tax Revenue — 4.6%
$2,500	Baltimore, MD, (Clipper Mill), 6.25%, 9/1/33	$2,512,575
750	Baltimore, MD, (Strathdale Manor), 7.00%, 7/1/33	791,325
1,465	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	1,485,041
1,250	Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	1,129,275
1,000	Capistrano, CA, Unified School District, 6.00%, 9/1/33	1,018,370
2,000	Cleveland-Cuyahoga County, OH, Port Authority, 7.00%, 12/1/18	2,146,520
1,500	Frederick County, MD, Urbana Community Development Authority, 6.625%, 7/1/25	1,514,010
165	Heritage Harbor, FL, South Community Development District, (Capital Improvements), 5.25%, 11/1/08	164,873
1,410	Lincoln, CA, Public Financing Authority, Improvement Bond Act of 1915, (Twelve Bridges), 6.20%, 9/2/25	1,462,748
6,300	New Jersey Economic Development Authority, (Cigarette Tax), 5.75%, 6/15/34	6,137,019

See notes to financial statements
9

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Special Tax Revenue (continued)
$1,200	New York City, NY, Transitional Finance Authority, 4.75%, 11/1/23	$1,219,404
19,420	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	19,911,714
2,455	River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	2,026,112
1,000	Tiverton, RI, Obligation Tax Increment, (Mount Hope Bay Village), 6.875%, 5/1/22	1,060,800
		$42,579,786
Transportation — 4.1%
$1,400	Branson, MO, Regional Airport Transportation Development District, 6.00%, 7/1/37	$1,318,744
10,000	Maryland Transportation Authority, Grant and Revenue Anticipation, 5.00%, 3/1/19	10,933,200
2,000	Metropolitan Transportation Authority, NY, 4.50%, 11/15/37	1,879,560
7,495	Port Authority of New York and New Jersey, 5.00%, 11/15/19	8,104,868
15,000	Port Authority of New York and New Jersey, 5.00%, 11/15/37(3)	15,501,075
		$37,737,447
Water and Sewer — 4.9%
$10,000	Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/20	$10,851,400
3,075	Massachusetts Water Resources Authority, 4.00%, 8/1/46	2,671,160
16,200	Metropolitan Water District of Southern California (Waterworks Revenue Authorization), 4.75%, 7/1/36(3)	16,431,984
10,390	Texas Water Development Board, 5.00%, 7/15/19(8)	11,271,384
3,825	Upper Occoquan, VA, Sewer Authority, 4.50%, 7/1/38	3,741,118
		$44,967,046
Total Tax-Exempt Investments — 108.4% (identified cost $999,832,223)		$1,004,953,843
Other Assets, Less Liabilities — (8.4)%		$(78,038,206)
Net Assets — 100.0%		$926,915,637

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

DRIVERS - Derivative Inverse Tax-Exempt Receipts

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

PSF - Permanent School Fund

XLCA - XL Capital Assurance, Inc.

At December 31, 2007, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:

Texas	14.5%

New York	12.1%

California	12.0%

Others, representing less than 10% individually	69.8%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2007, 43.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.7% to 11.3% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate value of the securities is $31,327,662 or 3.4% of the Fund's net assets.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at December 31, 2007.

(3)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(5)  Defaulted bond.

(6)  Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(7)  Security is in default with respect to scheduled principal payments.

(8)  When-issued security.

See notes to financial statements
10

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investments, at value (identified cost, $999,832,223)	$1,004,953,843
Cash	11,987,815
Receivable for investments sold	110,545
Receivable for Fund shares sold	8,451,299
Interest receivable	13,224,053
Receivable for open interest rate swap contracts	280,585
Total assets	$1,039,008,140
Liabilities
Payable for floating rate notes issued	$70,875,000
Payable for Fund shares redeemed	24,095,457
Payable for when-issued securities	11,205,719
Payable for open interest rate swap contracts	2,039,104
Dividends payable	1,320,483
Payable for daily variation margin on open financial futures contracts	963,875
Interest expense and fees payable	655,168
Payable to affiliate for distribution and service fees	470,633
Payable to affiliate for investment advisory fee	335,239
Payable to affiliate for Trustees' fees	6,306
Accrued expenses	125,519
Total liabilities	$112,092,503
Net Assets	$926,915,637
Sources of Net Assets
Paid-in capital	$949,880,614
Accumulated net realized loss (computed on the basis of identified cost)	(27,505,344)
Accumulated undistributed net investment income	338,782
Net unrealized appreciation (computed on the basis of identified cost)	4,201,585
Total	$926,915,637
Class A Shares
Net Assets	$623,367,881
Shares Outstanding	64,969,305
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.59
Maximum Offering Price Per Share (100 ÷ 95.25 of $9.59)	$10.07
Class B Shares
Net Assets	$37,609,772
Shares Outstanding	3,944,589
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.53
Class C Shares
Net Assets	$49,952,865
Shares Outstanding	5,235,167
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.54
Class I Shares
Net Assets	$215,985,119
Shares Outstanding	20,600,424
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.48
On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Interest	$41,150,056
Total investment income	$41,150,056
Expenses
Investment adviser fee	$3,406,279
Trustees' fees and expenses	24,325
Distribution and service fees Class A	1,347,187
Class B	420,264
Class C	260,006
Interest expense and fees	2,482,844
Custodian fee	260,624
Transfer and dividend disbursing agent fees	204,639
Legal and accounting services	104,912
Registration fees	88,614
Printing and postage	40,734
Miscellaneous	59,801
Total expenses	$8,700,229
Deduct — Reduction of custodian fee	$221,292
Allocation of expenses to the investment adviser	10,856
Total expense reductions	$232,148
Net expenses	$8,468,081
Net investment income	$32,681,975
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(8,765,269)
Financial futures contracts	(4,667,544)
Interest rate swap contracts	(5,667,506)
Net realized loss	$(19,100,319)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(24,804,281)
Financial futures contracts	(2,165,110)
Interest rate swap contracts	(1,825,479)
Net change in unrealized appreciation (depreciation)	$(28,794,870)
Net realized and unrealized loss	$(47,895,189)
Net decrease in net assets from operations	$(15,213,214)

See notes to financial statements
11

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$32,681,975	$17,623,444
Net realized gain (loss) from investment transactions, financial futures contracts and interest rate swap contracts	(19,100,319)	2,352,546
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, and interest rate swap contracts	(28,794,870)	13,128,939
Net increase (decrease) in net assets from operations	$(15,213,214)	$33,104,929
Distributions to shareholders — From net investment income Class A	$(22,142,615)	$(11,723,813)
Class B	(1,402,912)	(1,672,393)
Class C	(864,485)	(50,773)
Class I	(7,876,540)	(3,867,812)
Total distributions to shareholders	$(32,286,552)	$(17,314,791)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$441,262,873	$231,445,151
Class B	3,083,826	3,232,090
Class C	53,965,578	7,748,969
Class I	170,657,297	40,022,431
Net asset value of shares issued to shareholders in payment of distributions declared Class A	15,079,391	6,979,700
Class B	799,652	943,883
Class C	548,570	39,592
Class I	2,476,059	1,947,338
Cost of shares redeemed Class A	(210,475,917)	(39,856,814)
Class B	(7,559,497)	(8,328,062)
Class C	(10,651,063)	(152,270)
Class I	(62,811,417)	(7,459,619)
Net asset value of shares exchanged Class A	2,371,793	1,293,787
Class B	(2,371,793)	(1,293,787)
Net increase in net assets from Fund share transactions	$396,375,352	$236,562,389
Net increase in net assets	$348,875,586	$252,352,527

Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
At beginning of year	$578,040,051	$325,687,524
At end of year	$926,915,637	$578,040,051
Accumulated undistributed net investment income included in net assets
At end of year	$338,782	$118,709

See notes to financial statements
12

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$10.160		$9.800	$9.780	$9.900	$9.720
Income (loss) from operations
Net investment income	$0.409		$0.427	$0.447	$0.515	$0.526
Net realized and unrealized gain (loss)	(0.573)		0.355	0.036	(0.081)	0.151
Total income (loss) from operations	$(0.164)		$0.782	$0.483	$0.434	$0.677
Less distributions
From net investment income	$(0.406)		$(0.422)	$(0.463)	$(0.554)	$(0.497)
Total distributions	$(0.406)		$(0.422)	$(0.463)	$(0.554)	$(0.497)
Net asset value — End of year	$9.590		$10.160	$9.800	$9.780	$9.900
Total Return(2)	(1.66)%		8.16%	5.04%	4.56%	7.17%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$623,368		$407,852	$197,189	$111,706	$102,526
Ratios (As a percentage of average daily net assets): Expenses excluding interest and fees	0.78	%(3)	0.85%	0.89%	0.92%	0.89%
Interest and fee expense(4)	0.31%		0.39%	0.33%	0.24%	0.17%
Total expenses	1.09	%(3)	1.24%	1.22%	1.16%	1.06%
Expenses after custodian fee reduction excluding interest and fees	0.75	%(3)	0.83%	0.87%	0.91%	0.89%
Net investment income	4.15%		4.29%	4.56%	5.29%	5.42%
Portfolio Turnover	64%		54%	51%	36%	23%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(4)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements
13

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2007(1)		2006(1)	2005(1)	2004(1)		2003(1)
Net asset value — Beginning of year	$10.100		$9.740	$9.710	$9.830		$9.660
Income (loss) from operations
Net investment income	$0.335		$0.355	$0.378	$0.439		$0.450
Net realized and unrealized gain (loss)	(0.577)		0.350	0.039	(0.081)		0.142
Total income (loss) from operations	$(0.242)		$0.705	$0.417	$0.358		$0.592
Less distributions
From net investment income	$(0.328)		$(0.345)	$(0.387)	$(0.478)		$(0.422)
Total distributions	$(0.328)		$(0.345)	$(0.387)	$(0.478)		$(0.422)
Net asset value — End of year	$9.530		$10.100	$9.740	$9.710		$9.830
Total Return(2)	(2.44)%		7.38%	4.37%	3.97	%(3)	6.26%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$37,610		$46,013	$49,728	$54,016		$61,793
Ratios (As a percentage of average daily net assets): Expenses excluding interest and fees	1.53	%(4)	1.60%	1.64%	1.67%		1.64%
Interest and fee expense(5)	0.31%		0.39%	0.33%	0.24%		0.17%
Total expenses	1.84	%(4)	1.99%	1.97%	1.91%		1.81%
Expenses after custodian fee reduction excluding interest and fees	1.50	%(4)	1.58%	1.62%	1.66%		1.64%
Net investment income	3.41%		3.60%	3.88%	4.54%		4.67%
Portfolio Turnover	64%		54%	51%	36%		23%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.21% due to a change in the timing of the reinvestment of distributions.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements
14

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31, 2007(1)		Period Ended December 31, 2006(1)(2)
Net asset value — Beginning of period	$10.100		$9.720
Income (loss) from operations
Net investment income	$0.333		$0.218
Net realized and unrealized gain (loss)	(0.565)		0.391
Total income (loss) from operations	$(0.232)		$0.609
Less distributions
From net investment income	$(0.328)		$(0.229)
Total distributions	$(0.328)		$(0.229)
Net asset value — End of period	$9.540		$10.100
Total Return(3)	(2.34)%		6.33	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$49,953		$7,709
Ratios (As a percentage of average daily net assets): Expenses excluding interest and fees	1.52	%(4)	1.59	%(5)
Interest and fee expense(6)	0.31%		0.39	%(5)
Total expenses	1.83	%(4)	1.98	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.49	%(4)	1.57	%(5)
Net investment income	3.41%		3.25	%(5)
Portfolio Turnover	64%		54	%(7)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, May 2, 2006, to December 31, 2006.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(5)  Annualized.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)  For the year ended December 31, 2006.

(8)  Not annualized.

See notes to financial statements
15

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended December 31,
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$11.100		$10.710	$10.690	$10.810	$10.620
Income (loss) from operations
Net investment income	$0.474		$0.496	$0.521	$0.589	$0.602
Net realized and unrealized gain (loss)	(0.623)		0.383	0.032	(0.079)	0.159
Total income (loss) from operations	$(0.149)		$0.879	$0.553	$0.510	$0.761
Less distributions
From net investment income	$(0.471)		$(0.489)	$(0.533)	$(0.630)	$(0.571)
Total distributions	$(0.471)		$(0.489)	$(0.533)	$(0.630)	$(0.571)
Net asset value — End of year	$10.480		$11.100	$10.710	$10.690	$10.810
Total Return(2)	(1.38)%		8.40%	5.28%	4.91%	7.38%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$215,985		$116,465	$78,771	$71,552	$77,759
Ratios (As a percentage of average daily net assets): Expenses excluding interest and fees	0.53	%(3)	0.60%	0.64%	0.67%	0.64%
Interest and fee expense(4)	0.31%		0.39%	0.33%	0.24%	0.17%
Total expenses	0.84	%(3)	0.99%	0.97%	0.91%	0.81%
Expenses after custodian fee reduction excluding interest and fees	0.50	%(3)	0.58%	0.62%	0.66%	0.64%
Net investment income	4.41%		4.56%	4.86%	5.54%	5.68%
Portfolio Turnover	64%		54%	51%	36%	23%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(4)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements
16

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance AMT-Free Municipal Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide current income exempt from regular federal income tax. The Fund primarily invests in investment grade municipal obligations (those rated BBB, Baa or higher), but may also invest in lower rated obligations. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class I shares generally are sold at net asset value. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Interest rate swaps are generally valued on the basis of valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Fund, as exempt-interest dividends.

At December 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $18,480,964 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforward are as follows:

Amount	Expiration Date
$4,273,717	December 31, 2012
1,429,405	December 31, 2013
12,777,842	December 31, 2015

Additionally, at December 31, 2007, the Fund had net capital losses of $8,325,938 attributable to security transactions incurred after October 31, 2007. These net capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2008.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a

17

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in inverse floating rate securities, whereby the Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" (FAS 140), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption "Payable for floating rate notes issued" in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Fund's liability with respect to Floating Rate Notes is recorded as incurred. At December 31, 2007, the amount of the Fund's Floating Rate Notes outstanding and the related collateral were $70,875,000 and $106,659,443, respectively. The range of interest rates on the Floating Rate Notes outstanding at December 31, 2007 was 3.44% to 3.66%.

18

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The Fund's investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. The Fund's investment policies do not allow the Fund to borrow money for purposes of making investments. Management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FAS 140, which is distinct from a legal borrowing of the Fund to which the policies apply. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

K  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Tax-exempt income	$32,239,552	$17,314,739
Ordinary income	$47,000	$52

During the year ended December 31, 2007, accumulated net realized loss was decreased by $175,350 and accumulated undistributed net investment income was

19

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

decreased by $175,350 due to differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed income	$338,782
Capital loss carryforward and Post-October losses	$(26,806,902)
Net unrealized appreciation	$3,503,143

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflects in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax accounting for futures contracts, accretion of market discount and inverse floaters.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other then gains from the sale of securities) and is payable monthly. For the year ended December 31, 2007, the advisory fee amounted to $3,406,279 representing 0.43% of the Fund's average daily net assets. Pursuant to a voluntary expense reimbursement, EVM was allocated $10,856 of the Fund's operating expenses. EVM also serves as administrator of the Fund, but receives no compensation. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $11,263 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), the Fund's principal underwriter and a subsidiary of EVM, received $88,527 and $288 as its portion of the sales charge on sales of Class A and Class I shares, respectively, for the year ended December 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2007 amounted to $1,347,187 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2007, the Fund paid or accrued to EVD $315,198 and $194,986 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $1,052,000 and $2,358,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of

20

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2007 amounted to $105,066 and $65,020 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending upon the circumstances of purchase) or a 1% or 0.50% CDSC if redeemed within one year or two years, respectively, on purchases through the Eaton Vance Supplemental Retirement Account. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended December 31, 2007, the Fund was informed that EVD received approximately $136,000, $80,000 and $17,000 of CDSCs paid by shareholders for Class A, Class B and Class C shares, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $931,586,407 and $534,817,109, respectively, for the year ended December 31, 2007.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2007	2006
Sales	44,696,232	23,196,432
Issued to shareholders electing to receive payments of distributions in Fund shares	1,530,689	699,288
Redemptions	(21,631,585)	(4,012,314)
Exchange from Class B shares	239,104	130,883
Net increase	24,834,440	20,014,289
	Year Ended December 31,
Class B	2007	2006
Sales	315,316	328,680
Issued to shareholders electing to receive payments of distributions in Fund shares	81,385	95,578
Redemptions	(769,319)	(842,842)
Exchange to Class A shares	(240,590)	(131,692)
Net decrease	(613,208)	(550,276)
	Year Ended December 31,
Class C	2007	2006(1)
Sales	5,522,996	774,792
Issued to shareholders electing to receive payments of distributions in Fund shares	56,202	3,928
Redemptions	(1,107,499)	(15,252)
Net increase	4,471,699	763,468
	Year Ended December 31,
Class I	2007	2006
Sales	15,806,195	3,641,074
Issued to shareholders electing to receive payments of distributions in Fund shares	229,566	179,131
Redemptions	(5,923,871)	(687,387)
Net increase	10,111,890	3,132,818

(1)  Class C commenced operations on May 2, 2006.

21

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$928,817,181
Gross unrealized appreciation	$21,383,954
Gross unrealized depreciation	(16,122,292)
Net unrealized appreciation	$5,261,662

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

10  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2007 is as follows:

Futures Contract
Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
3/08	1,402 U.S. Treasury Bond	Short	$(163,996,234)	$(163,157,750)	$838,484
Interest Rate Swaps
Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc.	$31,475,000	4.985%	3 month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$280,585
Merrill Lynch Capital Services, Inc.	$26,550,000	5.426%	3 month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$(1,605,874)
Morgan Stanley Capital Services, Inc.	$7,400,000	5.428%	3 month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$(433,230)
					$(1,758,519)

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At December 31, 2007, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

11  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

22

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance AMT-Free Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance AMT-Free Municipal Bond Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

23

Eaton Vance AMT-Free Municipal Bond Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Fund designates 99.85% of dividends from net investment income as an exempt-interest dividend.

24

Eaton Vance AMT-Free Municipal Bond Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the

25

Eaton Vance AMT-Free Municipal Bond Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance AMT-Free Municipal Bond Fund (the "Fund"), with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes in such personnel. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and tax efficiency. The Board noted the experience of the Adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for the Fund. The Board concluded that the performance of the Fund is satisfactory.

26

Eaton Vance AMT-Free Municipal Bond Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

27

Eaton Vance AMT-Free Municipal Bond Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research,"EVD" refers to Eaton Vance Distributors, Inc. and "Parametric" refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC, EVD and EV which are affiliates of the Trust.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Since 1986	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

28

Eaton Vance AMT-Free Municipal Bond Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003). Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 1999	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

29

Eaton Vance AMT-Free Municipal Bond Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVC, EVM, BMR, EVD and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

30

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Investment Adviser
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance AMT-Free Municipal Bond Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

279-2/08  MBSRC

Annual Report December 31, 2007

EATON VANCE
TAX FREE
RESERVES

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax Free Reserves as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax Free Reserves

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual	$1,000.00	$1,014.80	$3.50	**
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,021.70	$3.52	**

*  Expenses are equal to the Fund's annualized expense ratio of 0.69% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007.

** Absent a fee waiver by the investment adviser, expenses would have been higher.

Eaton Vance Tax Free Reserves as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Adam A. Weigold, CFA
Portfolio Manager

Economic and Market Conditions

• During 2007, the U.S. economy grew at a moderate pace of 2.2%, but weakened in the fourth quarter of the year, based on preliminary estimates. Unemployment increased from 4.4% in December 2006, to 4.7% in July 2007, finishing at 5.0% in December 2007. Inflation also increased due to sharply higher food and energy prices. For 2007, the Consumer Price Index rose 4.1%, compared to 2.5% for 2006.

• The predominant issue affecting the financial markets in 2007 was the credit crunch that initially began as a crisis in the subprime mortgage market. The resulting downturn in the housing market stressed the economy, as consumers (already affected by high energy and food prices) became burdened with a combination of reduced home equity and higher mortgage payments as adjustable rate mortgages reset at higher interest rates. Lending institutions significantly tightened both corporate and consumer under-writing standards. In response, during the third and fourth quarters of 2007, the U.S. Federal Reserve (the “Fed”) lowered the Fed Funds rate by a total of 100 basis points, the first reductions since June 2003.

Management Discussion

• During the first half of the year, management maintained a relatively short weighted average maturity in the Fund to provide flexibility for interest rate increases. However, in the second half, when interest rates fell, management sought to lengthen maturities in an effort to attain higher yields, while remaining vigilant about credit quality.

• The Fund invests principally in dollar-denominated, high-quality fixed-income securities, including bonds, notes and commercial paper, the interest from which is exempt from regular federal income tax.(3)

• The Fund seeks to invest in short-term obligations that have been rated in one of the two highest short-term ratings categories by at least two nationally recognized rating services or unrated securities of comparable quality.

• Taxes are always a concern for investors who wish to maximize their after-tax returns. A money market mutual fund investing in high-quality investments, exempt from regular federal income tax,(3) can be a sensible way to earn income, while seeking to preserve capital and maintain liquidity.(4)

Average Annual Total Returns(1)

One Year	2.99%
Five Years	1.66
Ten Years	2.08

Yield Information(2)

Current Yield For The 7-Day Period Ended 12/31/07	2.80%
Taxable Equivalent Current Yield For The 7-Day Period Ended 12/31/07	4.31

(1)Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (if any) with all distributions reinvested. There is no sales charge. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com. Absent a fee waiver by the investment adviser, the return would be lower.

(2)Taxable equivalent yield information assumes a Federal tax rate of 35%. For current yield information call 1-800-225-6265.

(3)A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax. Income may be subject to state income tax.

(4)An investment in the Fund is neither insured nor guaranteed by the U.S. Government. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Composition

By net assets

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance Tax Free Reserves as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 100.8%
Principal Amount (000's omitted)	Security	Value
General Obligation Notes/Bonds — 7.5%
$1,020	Aiken County, SC, Consolidated School District, 4.125%, 3/1/08	$1,020,605
1,495	Henderson, NV, Water and Sewer Revenue, (FGIC), 4.25%, 9/1/08	1,500,012
750	Illinois, Series B, 5.00%, 1/1/08	750,000
1,000	New Jersey, Tax and Revenue Anticipation, 4.50%, 6/24/08	1,004,145
1,000	Texas, Tax and Revenue Anticipation, 4.50%, 8/28/08	1,005,187
		$5,279,949
Revenue Notes/Bonds — 2.2%
$500	Boyle County, KY, College Revenue, (CIFG), 4.00%, 6/1/08	$500,512
1,070	Rhode Island Housing and Mortgage Finance Corp., Series 50-C, (Homeowners Opportunities), (AMT), 4.00%, 4/1/08	1,070,557
		$1,571,069
Variable Rate Demand Obligations — 91.1%
$1,200	Chicago, IL, O'Hare International Airport, (FGIC), (Liq: Citibank N.A.), 3.55%, 1/1/23	$1,200,000
500	Clark County, NV, School District, Series D12, (AMBAC), (SPA: Wachovia Bank N.A.), 3.50%, 6/15/25	500,000
1,000	Cleveland-Cuyahoga County, OH, Port Authority Cultural Facility, (Playhouse Square Foundation), (LOC: Fifth Third Bank), 3.45%, 11/15/34	1,000,000
1,070	Colorado Educational and Cultural Facility Authority, (YMCA Metropolitan Denver), (LOC: Wells Fargo Bank N.A.), 3.42%, 7/1/18	1,070,000
1,400	Connecticut Health and Educational Facility Authority, (Bradley Health Care), (LOC: Bank of America N.A.), 3.44%, 7/1/29	1,400,000
800	Connecticut Health and Educational Facility Authority, (Yale University), Series T-1, 3.47%, 7/1/29	800,000
1,355	Connecticut Health and Educational Facility Authority, (Yale University), Series Y-3, 3.55%, 7/1/35	1,355,000
1,225	Dallas-Fort Worth, TX, International Airport Facility Improvement, (United Parcel Services, Inc.), (AMT), 3.72%, 5/1/32	1,225,000
200	Delaware Valley, PA, Regional Finance Authority, Series A, (LOC: Bayerische Landesbank), 3.45%, 12/1/17	200,000
700	Delaware Valley, PA, Regional Finance Authority, Series A, (LOC: Bayerische Landesbank), 3.45%, 12/1/20	700,000
1,500	Delaware Valley, PA, Regional Finance Authority, Series C, (LOC: Bayerische Landesbank), 3.45%, 12/1/20	1,500,000

Principal Amount (000's omitted)	Security	Value
Variable Rate Demand Obligations (continued)
$2,100	Detroit, MI, Water Supply System, Series B, (FGIC), (SPA: Dexia Credit Local), 3.55%, 7/1/35	$2,100,000
770	East Baton Rouge Parish, LA, Pollution Control Revenue, (Exxon Mobil Corp.), 3.65%, 11/1/19	770,000
1,100	Farmington, NM, Pollution Control Revenue, (Arizona Public Service Co.) Series C, (AMT), (LOC: Barclays Bank PLC), 3.72%, 9/1/24	1,100,000
1,375	Franklin County, OH, Hospital Revenue (US Health Corp.), (LOC: Citibank N.A.), 3.45%, 12/1/21	1,375,000
900	Fulco, GA, Hospital Authority, (Piedmont Hospital), (LOC: SunTrust Bank), 3.44%, 3/1/24	900,000
1,480	Gainesville, FL, Utilities System Revenue, Series A, (SPA: SunTrust Bank), 3.75%, 10/1/26	1,480,000
300	Galveston, TX, Industrial Development Corp., (Mitchell Industries), (AMT), (LOC: JP Morgan Chase Bank), 3.26%, 9/1/13	300,000
500	Gulf Coast, TX, Waste Disposal Authority, Pollution Control Revenue, (Amoco Oil), 3.60%, 10/1/17	500,000
1,245	Illinois, Series B04, (FSA), (SPA: Wachovia Bank N.A.), 3.50%, 12/1/24	1,245,000
1,400	Illinois Development Finance Authority, (Provena Health), Series C, (MBIA), (SPA: Bank One N.A.), 3.46%, 5/1/28	1,400,000
1,000	Illinois Finance Authority, (Northwestern University), Series B, 3.40%, 12/1/34	1,000,000
1,500	Illinois Finance Authority, Industrial Development Revenue, (Barton Manufacturing, Inc.), (AMT), (LOC: National CIty Bank), 3.54%, 11/1/18	1,500,000
2,200	Indiana Health and Educational Facility Financing Authority, (Parkview Health Systems), Series B, (AMBAC), (SPA: JP Morgan Chase Bank), 3.47%, 11/1/28	2,200,000
1,250	Indiana Municipal Power Agency, Power Supply Systems Revenue, Series A, (LOC: Dexia Credit Local), 3.48%, 1/1/18	1,250,000
1,000	Jefferson County, AL, Sewer Revenue, Series B-5, (XLCA), (SPA: State Street Bank and Trust Co.), 3.45%, 2/1/42	1,000,000
3,040	King County, WA, Sewer Revenue, (LOC: Helaba), 3.45%, 1/1/32	3,040,000
500	Lincoln County, WY, Pollution Control Revenue, (Exxon Mobil Corp.), (AMT), 3.72%, 7/1/17	500,000
2,800	Long Island Power Authority, NY, Electric Systems Revenue, Series 3B, (LOC: WestLB AG), 3.57%, 5/1/33	2,800,000
500	Louisville and Jefferson County, KY, Regional Airport Authority, Special Facility Revenue, (UPS Worldwide Forwarding), (AMT), 3.80%, 1/1/29	500,000
2,000	Massachusetts, Series C, (SPA: State Street Bank and Trust Co.), 3.40%, 1/1/21	2,000,000
1,390	Massachusetts Development Finance Agency, (Boston University), Series R-1, (XLCA), (SPA: Societe Generale), 3.55%, 10/1/42	1,390,000

See notes to financial statements

Eaton Vance Tax Free Reserves as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Variable Rate Demand Obligations (continued)
$2,000	Massachusetts Development Finance Agency, (Smith College), (SPA: Morgan Stanley Bank), 3.40%, 7/1/37	$2,000,000
260	Metropolitan Government of Nashville and Davidson County, TN, Industrial Development Revenue, (Dixie Graphics, Inc.), (LOC: SunTrust Bank), 3.44%, 5/1/09	260,000
2,130	Michigan State Housing Development Authority, Multi-Family Housing (Courtyards of Taylor), Series A, (Liq: FNMA), 3.46%, 8/15/32	2,130,000
330	Mt. Vernon, IN, Pollution Control and Solid Waste Disposal Revenue, (General Electric Co.), 3.67%, 12/1/14	330,000
2,100	New Hampshire Health and Education Facilities Authority, (Dartmouth College), (SPA: JP Morgan Chase Bank), 3.38%, 6/1/23	2,100,000
1,000	New York, NY, Municipal Water Finance Authority, Water and Sewer Systems Revenue, Series AA, (SPA: State Street Bank and Trust Co.), 3.53%, 6/15/32	1,000,000
2,110	New York, NY, Series C-3, (CIFG), (SPA: DEPFA Bank PLC), 3.39%, 8/15/29	2,110,000
1,000	North Carolina Capital Facility Finance Agency, (Wake Forest University), Series B, 3.43%, 1/1/18	1,000,000
900	Pasadena, TX, Independent School District, Series A, (SPA: Bank of America N.A.), (PSF Guaranteed), 3.43%, 8/15/26	900,000
2,000	Private Colleges and Universities Authority, GA, (Emory University), Series B-2, 3.44%, 9/1/35	2,000,000
1,300	South Barrington IL, (Cook County), (LOC: Harris Trust & Savings Bank), 3.70%, 12/1/27	1,300,000
1,000	Travis County, TX, Housing Finance Corp., (Multi-Family Housing), (Travis Apartments), (Liq: FNMA), 3.41%, 2/15/34	1,000,000
1,300	University of Pittsburgh of the Commonwealth System of Higher Education, PA, (University of PA), Series A, (SPA: DEPFA Bank PLC), 3.30%, 9/15/24	1,300,000
1,000	Utah Transportation Authority, Sales Tax Revenue, Series A, (LOC: Fortis Bank SA/NV), 3.68%, 6/15/36	1,000,000
400	Valdez, AK, Marine Terminal Revenue, (BP Pipelines, Inc.), Series B, 3.75%, 7/1/37	400,000
435	Vermont Educational and Health Buildings Financing Agency, (Brattleboro Memorial Hospital), Series A, (LOC: TD Banknorth N.A.), 3.70%, 10/1/29	435,000
2,800	Vermont Educational and Health Buildings Financing Agency, (Gifford Medical Center), Series A, (LOC: KeyBank N.A.), 3.70%, 10/1/36	2,800,000
1,300	Washington County, NE, Industrial Development Revenue, (Cargill Dow Polymers LLC), (AMT), (LOC: Wachovia Bank N.A.), 3.76%, 6/1/18	1,300,000
1,360	West Memphis, AR, Public Facility Board, (West Memphis Meadow 98 Apts), (AMT), (Liq: FHLMC), 3.52%, 12/1/34	1,360,000
		$64,025,000

Value
Total Tax-Exempt Investments — 100.8% (amortized cost $70,876,018)(1)	$70,876,018
Other Assets, Less Liabilities — (0.8)%	$(596,630)
Net Assets — 100.0%	$70,279,388

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

FNMA - Federal National Mortgage Association (Fannie Mae)

FSA - Financial Security Assurance, Inc.

LOC - Letter of Credit

Liq - Liquidity Provider

MBIA - Municipal Bond Insurance Association

SPA - Standby Bond Purchase Agreement

XLCA - XL Capital Assurance, Inc.

(1)  Cost for federal income taxes is the same.

The stated interest rate on variable rate demand obligations represents the rate in effect at December 31, 2007.

At December 31, 2007, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:

Illinois	11.9%

Others, representing less than 10% individually	88.9%

At December 31, 2007, the concentration of the Fund's investments in the various industries, determined as a percentage of net assets, is as follows:

Education	19.1%

General Obligation	16.8%

Healthcare	15.0%

Water and Sewer	12.2%

Others, representing less than 10% individually	37.7%

See notes to financial statements

Eaton Vance Tax Free Reserves as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investments, at amortized cost	$70,876,018
Cash	108,256
Receivable for Fund shares sold	205,683
Interest receivable	280,849
Total assets	$71,470,806
Liabilities
Payable for Fund shares redeemed	$1,021,734
Dividends payable	100,182
Payable to affiliate for investment advisory fee	20,949
Payable to affiliate for Trustees' fees	500
Accrued expenses	48,053
Total liabilities	$1,191,418
Net Assets for 70,297,100 shares of beneficial interest outstanding	$70,279,388
Sources of Net Assets
Paid-in capital	$70,279,553
Accumulated net realized loss (computed on the basis of identified cost)	(165)
Total	$70,279,388
Net Asset Value, Offering Price and Redemption Price Per Share
($70,279,388 ÷ 70,297,100 shares of beneficial interest outstanding)	$1.00

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Interest	$1,791,994
Total investment income	$1,791,994
Expenses
Investment adviser fee	$246,725
Trustees' fees and expenses	1,923
Custodian fee	42,003
Legal and accounting services	30,689
Registration fees	24,099
Transfer and dividend disbursing agent fees	4,877
Printing and postage	4,439
Miscellaneous	7,911
Total expenses	$362,666
Deduct — Reduction of investment adviser fee	$15,156
Reduction of custodian fee	6,558
Total expense reductions	$21,714
Net expenses	$340,952
Net investment income	$1,451,042
Realized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$291
Net realized gain	$291
Net increase in net assets from operations	$1,451,333

See notes to financial statements
5

Eaton Vance Tax Free Reserves as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$1,451,042	$1,044,240
Net realized gain (loss) from investment transactions	291	(220)
Net increase in net assets from operations	$1,451,333	$1,044,020
Distributions to shareholders — From net investment income	$(1,451,042)	$(1,044,240)
Total distributions to shareholders	$(1,451,042)	$(1,044,240)
Transactions in shares of beneficial interest — Net asset value of $1.00 per share — Proceeds from sale of shares	$110,665,482	$74,804,202
Net asset value of shares issued to shareholders in payment of distributions declared	441,752	232,085
Cost of shares redeemed	(79,324,661)	(70,597,404)
Net increase in net assets from Fund share transactions	$31,782,573	$4,438,883
Net increase in net assets	$31,782,864	$4,438,663
Net Assets
At beginning of year	$38,496,524	$34,057,861
At end of year	$70,279,388	$38,496,524

See notes to financial statements
6

Eaton Vance Tax Free Reserves as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,
	2007		2006		2005		2004		2003
Net asset value — Beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from operations
Net investment income	$0.029		$0.027		$0.017		$0.005		$0.004
Less distributions
From net investment income	$(0.029)		$(0.027)		$(0.017)		$(0.005)		$(0.004)
Total distributions	$(0.029)		$(0.027)		$(0.017)		$(0.005)		$(0.004)
Net asset value — End of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total Return(1)	2.99%		2.71%		1.67%		0.51%		0.44%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$70,279		$38,497		$34,058		$25,594		$29,519
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction	0.70	%(2)	0.77	%(2)	0.82	%(2)	0.83	%(2)	0.77	%(2)
Net expenses after custodian fee reduction	0.69	%(2)	0.69	%(2)	0.71	%(2)	0.73	%(2)	0.67	%(2)
Net investment income	2.94%		2.68%		1.69%		0.50%		0.43%

(1)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return would have been lower had certain expenses not been reduced during the periods shown.

(2)  The investment adviser voluntarily waived a portion of its investment advisory fee (equal to 0.03%, 0.04%, 0.03%, less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively).

See notes to financial statements
7

Eaton Vance Tax Free Reserves as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax Free Reserves (the Fund) is a series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to provide as high a rate of income exempt from regular federal income tax as may be consistent with preservation of capital and maintenance of liquidity.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Fund values investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the Investment Company Act of 1940, pursuant to which the Fund must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At December 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $165 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2014.

During the year ended December 31, 2007, a capital loss carryforward of $291 was utilized to offset net realized gains by the Fund.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service

8

Eaton Vance Tax Free Reserves as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthy. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Tax-exempt income	$1,449,732	$1,041,315
Ordinary income	$1,310	$2,925

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(165)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.50% of the Fund's average daily net assets and is payable monthly. For the year ended December 31, 2007, the fee amounted to $246,725. Pursuant to a voluntary fee waiver, EVM waived $15,156 of its investment advisory fee for the year ended December 31, 2007. Effective January 1, 2008, EVM has terminated this voluntary fee waiver. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $394 in sub-transfer agent fees.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales (including maturities) of investments aggregated $101,522,537 and $71,275,291, respectively, for the year ended December 31, 2007.

5  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.

6  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

7  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

9

Eaton Vance Tax Free Reserves as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Tax Free Reserves:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax Free Reserves (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 20, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax Free Reserves as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

10

Eaton Vance Tax Free Reserves as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends — The Fund designates 99.91% of dividends from net investment income as an exempt-interest dividend.

11

Eaton Vance Tax Free Reserves

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the

12

Eaton Vance Tax Free Reserves

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax Free Reserves (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for the Fund. The Board noted that the Fund's performance relative to its peers is affected by the Fund's emphasis on quality and its lower proportion of securities which produce income subject to alternative minimum tax ("AMT Securities"). AMT Securities generally have higher yields than securities which produce income not subject to

13

Eaton Vance Tax Free Reserves

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

alternative minimum tax. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

14

Eaton Vance Tax Free Reserves

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corporation, "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "Parametric" refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Since 1986	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

15

Eaton Vance Tax Free Reserves

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2000-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003). Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 1999	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

16

Eaton Vance Tax Free Reserves

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVC, EVM, BMR, EVD and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

17

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Investment Adviser
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax Free Reserves
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

277-2/08  TRSRC

Annual Report December 31, 2007

EATON VANCE
TAX-MANAGED
GROWTH
FUND
1.1

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Growth Fund 1.1

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual
Class A	$1,000.00	$984.80	$4.05
Class B	$1,000.00	$981.10	$7.74
Class C	$1,000.00	$981.10	$7.79
Class I	$1,000.00	$986.80	$2.80
Class S	$1,000.00	$985.30	$3.40
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$4.13
Class B	$1,000.00	$1,017.40	$7.88
Class C	$1,000.00	$1,017.30	$7.93
Class I	$1,000.00	$1,022.40	$2.85
Class S	$1,000.00	$1,021.80	$3.47

* Expenses are equal to the Fund's annualized expense ratio of 0.81% for Class A shares, 1.55% for Class B shares, 1.56% for Class C shares, 0.56% for Class I shares, and 0.68% for Class S shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Lewis R. Piantedosi
Co-Portfolio Manager

Duncan W. Richardson, CFA
Co-Portfolio Manager

Economic and Market Conditions

• Broad equity markets finished the year ended December 31, 2007, with respectable gains, despite increased volatility and ongoing concerns regarding the credit and housing markets. Global equities were booming early in 2007 as strong momentum continued from the previous year, but global markets encountered a turbulent second half of the year. Troubles with subprime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in the equity and fixed income markets continued through year-end.

• For the year ended December 31, 2007, eight of the ten major sectors within the S&P 500 Index registered positive returns. Energy, materials and utilities were the top-performing S&P 500 Index sectors during the year, while the financials and consumer discretionary sectors produced the weakest performance. Market-leading industries of 2007 included energy equipment and services, metals and mining, machinery, as well as independent power producers and energy traders. In contrast, the thrifts and mortgage finance, household durables, real estate management and development, and consumer finance industries all realized negative returns for the year. On average during the course of the year, large-capitalization stocks outperformed small-capitalization stocks and growth-style investments reversed course to outperform value-style investments.

Management Discussion

• The Fund invests its assets in Tax-Managed Growth Portfolio (the Portfolio), a separate registered investment company with the same objective and investment policies as the Fund. The Portfolio, in turn, invests on a long-term basis in a broadly diversified portfolio consisting primarily of common stocks of established growth companies. The Fund underperformed its benchmark due in part to differences in sector allocation and stock selection in the Portfolio versus the S&P 500 Index.

• During the year ended December 31, 2007, the Portfolio remained overweight in the industrials, consumer staples and consumer discretionary sectors, while continuing to underweight the technology, materials, telecommunications and utilities sectors. The Portfolio’s computers and peripherals investments within the information technology sector were the largest detractors from relative performance, as the Portfolio’s underweight sector allocation and investment selections hurt relative results. The energy sector was also a weak contributor to relative performance as the Portfolio’s lighter exposure to the market-leading energy equipment and services industry and its stock holdings hampered performance. Additionally, the Portfolio’s allocation and selection within the underperforming biotechnology stocks detracted from returns during the year.

Eaton Vance Tax-Managed Growth Fund 1.1

Total Return Performance 12/31/06 – 12/31/07

Class A(1)	4.32%
Class B(1)	3.55
Class C(1)	3.52
Class I(1)	4.73
Class S(1)	4.48
S&P 500 Index(2)	5.49
Lipper Large-Cap Core Funds Average(2)	5.73

See pages 3 and 4 for more performance information,

including after-tax returns.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class S shares are offered to certain investors at net asset value.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Classification return shown is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

• During the year ended December 31, 2007, the Portfolio benefited from its investments in the industrials, financials and consumer staples sectors. Its above-benchmark commitment to industrials and its investment selections among machinery stocks significantly added to results. The Portfolio’s underweight exposure to financial services, mortgage finance and real estate investment trust stocks, relative to the benchmark, proved beneficial as brokerage firms and mortgage and real estate companies suffered in the wake of the subprime mortgage and domestic housing crises. Stock selection within the insurance industry additionally boosted the Fund’s returns. Finally, its overweight position in the consumer staples sector added value versus its benchmark, as investors favored defensive investments during this period of economic uncertainty.

• Although management expects continued market volatility in 2008, it believes large-cap equities, particularly more established larger-cap companies with strong earnings and balance sheets, will continue to be investors’ asset class of choice. Gross Domestic Product, a gauge of U.S. economic growth, slowed in the fourth quarter of the 2007 and will likely lead to slower corporate earnings and profit growth. Historically, a slowing economic environment has favored large-cap companies, particularly those with strong fundamentals. Larger companies tend to have significant advantages over smaller companies due to geographic and product mix diversity, economies of scale and better access to capital, which may become even more relevant to investors in uncertain economic times. Additionally, management believes that many large-capitalization stocks are attractively valued, which should provide further fundamental support. Regardless of the market environment, the Fund will continue to employ a valuation sensitive, diversified approach to investing in growth stocks.

Portfolio Composition

Ten Largest Holdings*

By net assets

Exxon Mobil Corp.	3.27%
Procter & Gamble Co. (The)	2.89
ConocoPhillips	2.77
Deere & Co.	2.61
General Electric Co.	2.46
PepsiCo, Inc.	2.36
American International Group, Inc.	1.89
BP PLC ADR	1.83
Danaher Corp.	1.74
Coca-Cola Co. (The)	1.65

Common Stock Investments by Sector**

By net assets

*  Ten Largest Holdings represented 23.47% of Portfolio net assets as of 12/31/07.

** As a percentage of the Portfolio’s net assets as of 12/31/07.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A and Class B of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index commonly used as a measure of U.S. stock market performance. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C	Class I	Class S
Share Class Symbol	ETTGX	EMTGX	ECTGX	EITMX	ESTGX

Average Annual Total Returns (at net asset value)
One Year	4.32%	3.55%	3.52%	4.73%	4.48%
Five Years	10.69	9.87	9.86	10.99	10.85
Ten Years	6.13	5.34	5.30	N.A.	N.A.
Life of Fund†	9.21	8.40	8.28	3.62	3.56

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.67%	-1.45%	2.52%	4.73%	4.48%
Five Years	9.39	9.59	9.86	10.99	10.85
Ten Years	5.50	5.34	5.30	N.A.	N.A.
Life of Fund†	8.67	8.40	8.28	3.62	3.56

†Inception Dates – Class A and Class B: 3/28/96; Class C: 8/2/96; Class I: 7/2/99; Class S: 5/14/99

* Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class S shares are offered to certain investors at net asset value.

Total annual
Operating expenses**	Class A	Class B	Class C	Class I	Class S

Expense Ratio	0.80%	1.55%	1.55%	0.55%	N.A.

**From the Fund’s prospectus dated 5/1/07.

†

Source: Thomson Financial. Class A and Class B of the Fund commenced investment operations on 3/28/96. A $10,000 hypothetical investment at net asset value in Class C shares on 12/31/97, Class I shares on 7/2/99, and Class S shares on 5/14/99 would have been valued at $16,762, $13,530, and $13,532, respectively, on December 31, 2007. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended December 31, 2007)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	4.32%	10.69%	9.21%
Return After Taxes on Distributions	4.13	10.54	9.14
Return After Taxes on Distributions and Sale of Fund Shares	3.06	9.32	8.26

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-1.67%	9.39%	8.67%
Return After Taxes on Distributions	-1.84	9.25	8.59
Return After Taxes on Distributions and Sale of Fund Shares	-0.84	8.16	7.75

Average Annual Total Returns

(For the periods ended December 31, 2007)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	3.52%	9.86%	8.28%
Return After Taxes on Distributions	3.43	9.81	8.26
Return After Taxes on Distributions and Sale of Fund Shares	2.40	8.59	7.39

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	2.52%	9.86%	8.28%
Return After Taxes on Distributions	2.43	9.81	8.26
Return After Taxes on Distributions and Sale of Fund Shares	1.75	8.59	7.39

Average Annual Total Returns

(For the periods ended December 31, 2007)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	3.55%	9.87%	8.40%
Return After Taxes on Distributions	3.53	9.86	8.39
Return After Taxes on Distributions and Sale of Fund Shares	2.32	8.60	7.51

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-1.45%	9.59%	8.40%
Return After Taxes on Distributions	-1.47	9.58	8.39
Return After Taxes on Distributions and Sale of Fund Shares	-0.93	8.35	7.51

Average Annual Total Returns

(For the periods ended December 31, 2007)

Returns at Net Asset Value (NAV) (Class I)

	One Year	Five Years	Life of Fund
Return Before Taxes	4.73%	10.99%	3.62%
Return After Taxes on Distributions	4.49	10.77	3.50
Return After Taxes on Distributions and Sale of Fund Shares	3.40	9.58	3.12

Average Annual Total Returns

(For the periods ended December 31, 2007)

Returns at Net Asset Value (NAV) (Class S)

	One Year	Five Years	Life of Fund
Return Before Taxes	4.48%	10.85%	3.56%
Return After Taxes on Distributions	4.03	10.65	3.45
Return After Taxes on Distributions and Sale of Fund Shares	2.92	9.41	3.05

Class A and Class B of the Fund commenced investment operations on 3/28/96, Class C commenced operations on 8/2/96, Class I commenced operations on 7/2/99, and Class S commenced operations on 5/14/99. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge or applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value  will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $1,316,277,514)	$2,623,117,795
Receivable for Fund shares sold	1,869,326
Total assets	$2,624,987,121
Liabilities
Payable for Fund shares redeemed	$3,263,573
Payable to affiliate for distribution and service fees	2,071,294
Payable to affiliate for Trustees' fees	1,000
Accrued expenses	525,002
Total liabilities	$5,860,869
Net Assets	$2,619,126,252
Sources of Net Assets
Paid-in capital	$2,023,088,664
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(710,858,383)
Accumulated undistributed net investment income	55,690
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	1,306,840,281
Total	$2,619,126,252
Class A Shares
Net Assets	$1,624,818,237
Shares Outstanding	60,338,731
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$26.93
Maximum Offering Price Per Share (100 ÷ 94.25 of $26.93)	$28.57
Class B Shares
Net Assets	$405,461,424
Shares Outstanding	15,727,486
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$25.78
Class C Shares
Net Assets	$538,593,044
Shares Outstanding	21,999,200
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$24.48
Class I Shares
Net Assets	$19,343,576
Shares Outstanding	761,558
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$25.40
Class S Shares
Net Assets	$30,909,971
Shares Outstanding	1,137,564
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$27.17

On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $728,828)	$54,588,483
Interest allocated from Portfolio	707,969
Securities lending income allocated from Portfolio, net	201,021
Expenses allocated from Portfolio	(12,482,034)
Net investment income from Portfolio	$43,015,439
Expenses
Trustees' fees and expenses	$3,523
Distribution and service fees Class A	4,008,333
Class B	5,930,828
Class C	5,759,516
Class S	63,316
Transfer and dividend disbursing agent fees	2,348,115
Printing and postage	253,992
Legal and accounting services	84,241
Registration fees	76,992
Custodian fee	36,610
Miscellaneous	648,440
Total expenses	$19,213,906
Net investment income	$23,801,533
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)(1)	$163,793,929
Foreign currency transactions	9,822
Net realized gain	$163,803,751
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(72,480,148)
Foreign currency	10,177
Net change in unrealized appreciation (depreciation)	$(72,469,971)
Net realized and unrealized gain	$91,333,780
Net increase in net assets from operations	$115,135,313

(1)  Includes net realized gains of $110,994,888 from redemptions in-kind.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$23,801,533	$18,536,276
Net realized gain from investment and foreign currency transactions	163,803,751	103,719,349
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(72,469,971)	234,594,997
Net increase in net assets from operations	$115,135,313	$356,850,622
Distributions to shareholders — From net investment income Class A	$(19,852,736)	$(15,659,924)
Class B	(377,377)	(165,052)
Class C	(3,019,203)	(2,392,217)
Class I	(62,313)	(98,814)
Class S	(389,469)	(352,101)
Tax return of capital Class A	(108,794)	(16,911)
Class B	(2,068)	(178)
Class C	(16,545)	(2,584)
Class I	(342)	(94)
Class S	(2,134)	(384)
Total distributions to shareholders	$(23,830,981)	$(18,688,259)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$15,943,532	$13,542,210
Class B	4,106,823	5,549,199
Class C	6,476,220	7,652,697
Class I	391,859,970	35,440,866
Net asset value of shares issued to shareholders in payment of distributions declared Class A	15,994,544	12,497,715
Class B	308,782	133,002
Class C	2,226,491	1,743,629
Class I	6,615	4,691
Class S	13,929	22,542
Cost of shares redeemed Class A	(257,606,816)	(238,710,883)
Class B	(119,493,752)	(268,213,651)
Class C	(85,550,674)	(114,102,088)
Class I	(389,510,450)	(17,953,607)
Class S	(3,236,140)	(3,584,247)
Net asset value of shares exchanged Class A	314,052,129	457,286,708
Class B	(314,052,129)	(457,286,708)
Net decrease in net assets from Fund share transactions	$(418,460,926)	$(565,977,925)
Net decrease in net assets	$(327,156,594)	$(227,815,562)

Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
At beginning of year	$2,946,282,846	$3,174,098,408
At end of year	$2,619,126,252	$2,946,282,846
Accumulated undistributed net investment income included in net assets
At end of year	$55,690	$16,120

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2007	2006		2005		2004		2003
Net asset value — Beginning of year	$26.130	$23.310		$22.550		$20.800		$16.920
Income (loss) from operations
Net investment income(1)	$0.315	$0.258		$0.197		$0.175		$0.120
Net realized and unrealized gain	0.819	2.839		0.772		1.757		3.836
Total income from operations	$1.134	$3.097		$0.969		$1.932		$3.956
Less distributions
From net investment income	$(0.332)	$(0.277)		$(0.209)		$(0.182)		$(0.076)
Tax return of capital	(0.002)	(0.000	)(2)	—		—		—
Total distributions	$(0.334)	$(0.277)		$(0.209)		$(0.182)		$(0.076)
Net asset value — End of year	$26.930	$26.130		$23.310		$22.550		$20.800
Total Return(3)	4.32%	13.28%		4.29%		9.30%		23.39%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,624,818	$1,491,828		$1,097,719		$1,024,002		$982,531
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.82%	0.80%		0.83	%(5)	0.80	%(5)	0.85%
Expenses after custodian fee reduction(4)	0.82%	0.80%		0.83	%(5)	0.80	%(5)	0.85%
Net investment income	1.16%	1.05%		0.87%		0.82%		0.66%
Portfolio Turnover of the Portfolio(6)	2%	1%		0	%(7)	3%		15%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Less than $0.001 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004).

(6)  Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 6%, 7%, 6%, 10% and 21% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(7)  Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2007		2006		2005		2004		2003
Net asset value — Beginning of year	$24.920		$22.170		$21.430		$19.760		$16.130
Income (loss) from operations
Net investment income (loss)(1)	$0.103		$0.065		$0.025		$0.012		$(0.016)
Net realized and unrealized gain	0.781		2.690		0.721		1.667		3.646
Total income from operations	$0.884		$2.755		$0.746		$1.679		$3.630
Less distributions
From net investment income	$(0.024)		$(0.005)		$(0.006)		$(0.009)		$—
Tax return of capital	(0.000	)(2)	(0.000	)(2)	—		—		—
Total distributions	$(0.024)		$(0.005)		$(0.006)		$(0.009)		$—
Net asset value — End of year	$25.780		$24.920		$22.170		$21.430		$19.760
Total Return(3)	3.55%		12.43%		3.48%		8.50%		22.50%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$405,461		$805,778		$1,408,499		$1,991,318		$2,321,779
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.57%		1.55%		1.58	%(5)	1.55	%(5)	1.60%
Expenses after custodian fee reduction(4)	1.57%		1.55%		1.58	%(5)	1.55	%(5)	1.60%
Net investment income (loss)	0.40%		0.28%		0.12%		0.06%		(0.09)%
Portfolio Turnover of the Portfolio(6)	2%		1%		0	%(7)	3%		15%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Less than $0.001 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004).

(6)  Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 6%, 7%, 6%, 10% and 21% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(7)  Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2007	2006		2005		2004		2003
Net asset value — Beginning of year	$23.780	$21.240		$20.560		$18.970		$15.490
Income (loss) from operations
Net investment income (loss)(1)	$0.100	$0.065		$0.024		$0.013		$(0.015)
Net realized and unrealized gain	0.738	2.571		0.696		1.602		3.495
Total income from operations	$0.838	$2.636		$0.720		$1.615		$3.480
Less distributions
From net investment income	$(0.137)	$(0.096)		$(0.040)		$(0.025)		$—
Tax return of capital	(0.001)	(0.000	)(2)	—		—		—
Total distributions	$(0.138)	$(0.096)		$(0.040)		$(0.025)		$—
Net asset value — End of year	$24.480	$23.780		$21.240		$20.560		$18.970
Total Return(3)	3.52%	12.41%		3.50%		8.52%		22.47%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$538,593	$597,399		$634,290		$744,512		$818,715
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.57%	1.55%		1.58	%(5)	1.55	%(5)	1.60%
Expenses after custodian fee reduction(4)	1.57%	1.55%		1.58	%(5)	1.55	%(5)	1.60%
Net investment income (loss)	0.41%	0.29%		0.12%		0.07%		(0.09)%
Portfolio Turnover of the Portfolio(6)	2%	1%		0	%(7)	3%		15%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Less than $0.001 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004).

(6)  Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 6%, 7%, 6%, 10% and 21% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(7)  Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended December 31,
	2007	2006		2005		2004		2003
Net asset value — Beginning of year	$24.630	$21.990		$21.290		$19.860		$16.130
Income (loss) from operations
Net investment income(1)	$0.286	$0.240		$0.238		$0.219		$0.159
Net realized and unrealized gain	0.885	2.732		0.726		1.685		3.665
Total income from operations	$1.171	$2.972		$0.964		$1.904		$3.824
Less distributions
From net investment income	$(0.399)	$(0.332)		$(0.264)		$(0.474)		$(0.094)
Tax return of capital	(0.002)	(0.000	)(2)	—		—		—
Total distributions	$(0.401)	$(0.332)		$(0.264)		$(0.474)		$(0.094)
Net asset value — End of year	$25.400	$24.630		$21.990		$21.290		$19.860
Total Return(3)	4.73%	13.51%		4.52%		9.58%		23.76%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$19,344	$18,150		$644		$709		$679
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.58%	0.55%		0.58	%(5)	0.55	%(5)	0.60%
Expenses after custodian fee reduction(4)	0.58%	0.55%		0.58	%(5)	0.55	%(5)	0.60%
Net investment income	1.12%	1.00%		1.12%		1.08%		0.91%
Portfolio Turnover of the Portfolio(6)	2%	1%		0	%(7)	3%		15%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Less than $0.001 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004).

(6)  Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 6%, 7%, 6%, 10% and 21% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(7)  Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class S
	Year Ended December 31,
	2007	2006		2005		2004		2003
Net asset value — Beginning of year	$26.330	$23.470		$22.680		$20.880		$16.970
Income (loss) from operations
Net investment income(1)	$0.354	$0.288		$0.235		$0.211		$0.144
Net realized and unrealized gain	0.830	2.852		0.772		1.779		3.857
Total income from operations	$1.184	$3.140		$1.007		$1.990		$4.001
Less distributions
From net investment income	$(0.342)	$(0.280)		$(0.217)		$(0.190)		$(0.091)
Tax return of capital	(0.002)	(0.000	)(2)	—		—		—
Total distributions	$(0.344)	$(0.280)		$(0.217)		$(0.190)		$(0.091)
Net asset value — End of year	$27.170	$26.330		$23.470		$22.680		$20.880
Total Return(3)	4.48%	13.37%		4.43%		9.54%		23.58%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$30,910	$33,127		$32,946		$34,158		$35,292
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.68%	0.68%		0.66	%(5)	0.64	%(5)	0.71%
Expenses after custodian fee reduction(4)	0.68%	0.68%		0.66	%(5)	0.64	%(5)	0.71%
Net investment income	1.29%	1.17%		1.04%		0.99%		0.79%
Portfolio Turnover of the Portfolio(6)	2%	1%		0	%(7)	3%		15%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Less than $0.001 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004).

(6)  Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 6%, 7%, 6%, 10% and 21% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(7)  Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.1 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class S shares were issued in connection with the acquisition of a private investment company and are exempt from registration under the Securities Act of 1933. Effective March 30, 2001, the Fund was closed to new accounts. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (13.2% at December 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $93,693,054 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2010.

During the year ended December 31, 2007, a capital loss carryforward of $56,340,055 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2007, the Fund had a net capital loss of $723 attributable to foreign currency transactions incurred after October 31, 2007. This net capital loss is treated as arising on the first day of the Fund's taxable year ending December 31, 2008.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Ordinary income	$23,701,098	$18,668,108
Tax return of capital	$129,883	$20,151

During the year ended December 31, 2007, accumulated net realized loss was increased by $159,398,403, accumulated undistributed net investment income was decreased by $60,865, and paid-in capital was increased by $159,459,268 due to differences between book and tax accounting, primarily for redemptions in-kind, foreign currency gain (loss) and investments in real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October loss	$(93,693,777)
Net unrealized appreciation	$689,731,365

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax accounting for partnership allocations.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $154,462 in

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $43,948 as its portion of the sales charge on Class A shares for the year ended December 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2007 amounted to $4,008,333 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2007, the Fund paid or accrued to EVD $4,448,121 and $4,319,637 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $34,999,000 and $95,905,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2007 amounted to $1,482,707 and $1,439,879 for Class B and Class C shares, respectively.

Pursuant to a servicing agreement, the Fund pays EVD a service fee of 0.20% per annum of its average daily net assets attributable to Class S shares, one-half of which is paid by EVD to a subagent. Service fees paid or accrued for the year ended December 31, 2007 amounted to $63,316 for Class S shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2007, the Fund was informed that EVD received approximately $14,000, $264,000 and $10,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2007, increases and decreases in the Fund's investment in the Portfolio aggregated $419,886,487 and $881,777,848, respectively. Decreases in

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

the Fund's investment in the Portfolio include distributions of common stock as the result of redemptions in-kind of $373,104,753.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2007	2006
Sales	591,179	546,820
Issued to shareholders electing to receive payments of distributions in Fund shares	584,593	475,741
Redemptions	(9,473,833)	(9,781,579)
Exchange from Class B shares	11,537,727	18,770,325
Net increase	3,239,666	10,011,307
	Year Ended December 31,
Class B	2007	2006
Sales	159,482	239,506
Issued to shareholders electing to receive payments of distributions in Fund shares	11,786	5,307
Redemptions	(4,641,307)	(11,627,932)
Exchange to Class A shares	(12,136,588)	(19,802,748)
Net decrease	(16,606,627)	(31,185,867)
	Year Ended December 31,
Class C	2007	2006
Sales	263,467	343,963
Issued to shareholders electing to receive payments of distributions in Fund shares	89,489	72,925
Redemptions	(3,480,174)	(5,159,742)
Net decrease	(3,127,218)	(4,742,854)

	Year Ended December 31,
Class I	2007	2006
Sales	15,284,249	1,425,008
Issued to shareholders electing to receive payments of distributions in Fund shares	256	189
Redemptions	(15,259,770)	(717,685)
Net increase	24,735	707,512
	Year Ended December 31,
Class S	2007	2006
Issued to shareholders electing to receive payments of distributions in Fund shares	504	851
Redemptions	(120,872)	(146,738)
Net decrease	(120,368)	(145,887)

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust
and Shareholders of Eaton Vance Tax-Managed
Growth Fund 1.1:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $49,939,406 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualified under tax law. For the Fund's fiscal 2007 ordinary income dividends, 100% qualified for the corporate dividends received deduction.

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.4%
Security	Shares	Value
Aerospace & Defense — 3.9%
Boeing Co. (The)	973,013	$85,099,717
General Dynamics Corp.	1,484,304	132,088,213
Honeywell International, Inc.	293,134	18,048,260
Lockheed Martin Corp.	19,800	2,084,148
Northrop Grumman Corp.	3,106,756	244,315,292
Raytheon Co.	58,540	3,553,378
Rockwell Collins, Inc.	129,632	9,329,615
United Technologies Corp.	3,699,374	283,150,086
		$777,668,709
Air Freight & Logistics — 2.2%
CH Robinson Worldwide, Inc.	784,666	$42,466,124
FedEx Corp.	2,219,464	197,909,605
United Parcel Service, Inc., Class B	2,715,392	192,032,522
		$432,408,251
Airlines — 0.0%
Southwest Airlines Co.	335,252	$4,090,074
		$4,090,074
Auto Components — 0.2%
Delphi Corp.(1)	5,361	$777
Johnson Controls, Inc.	741,207	26,713,100
WABCO Holdings, Inc.	144,766	7,251,329
		$33,965,206
Automobiles — 0.1%
DaimlerChrysler AG(2)	24,284	$2,322,279
Ford Motor Co.(1)	5,728	38,549
General Motors Corp.	31,771	790,780
Harley-Davidson, Inc.	143,340	6,695,411
		$9,847,019
Beverages — 5.7%
Anheuser-Busch Cos., Inc.	4,943,106	$258,722,168
Brown-Forman Corp., Class A	479,732	35,903,143
Brown-Forman Corp., Class B	45,820	3,395,720
Coca-Cola Co. (The)	5,330,594	327,138,554
Coca-Cola Enterprises, Inc.	1,706,930	44,431,388
PepsiCo, Inc.	6,163,761	467,829,460
		$1,137,420,433

Security	Shares	Value
Biotechnology — 1.0%
Amgen, Inc.(1)	3,455,994	$160,496,361
Biogen Idec, Inc.(1)	212,421	12,091,003
Genentech, Inc.(1)	8,609	577,406
Genzyme Corp.(1)	244,608	18,208,620
Gilead Sciences, Inc.(1)	280,364	12,899,548
Vertex Pharmaceuticals, Inc.(1)	13,000	301,990
		$204,574,928
Building Products — 0.5%
Masco Corp.	3,187,629	$68,884,663
Trane, Inc.	444,951	20,783,661
		$89,668,324
Capital Markets — 4.8%
Affiliated Managers Group, Inc.(1)	20,520	$2,410,279
Ameriprise Financial, Inc.	66,443	3,661,674
Bank of New York Mellon Corp. (The)	903,498	44,054,562
Bear Stearns Companies, (The), Inc.	95,740	8,449,055
Charles Schwab Corp. (The)	797,107	20,366,084
Credit Suisse Group(2)	155,136	9,338,497
Deutsche Bank AG(2)	16,000	2,070,560
E*Trade Financial Corp.(1)	45,935	163,069
Federated Investors, Inc., Class B	1,599,819	65,848,550
Franklin Resources, Inc.	569,223	65,136,188
Goldman Sachs Group, Inc.	1,115,548	239,898,597
Knight Capital Group, Inc., Class A(1)	1,000,000	14,400,000
Legg Mason, Inc.	46,784	3,422,250
Lehman Brothers Holdings, Inc.	195,374	12,785,275
Merrill Lynch & Co., Inc.	2,652,883	142,406,759
Morgan Stanley	3,033,981	161,134,731
Northern Trust Corp.	701,042	53,685,796
Piper Jaffray Cos., Inc.(1)	12,636	585,299
Raymond James Financial, Inc.	221,005	7,218,023
State Street Corp.	607,860	49,358,232
T. Rowe Price Group, Inc.	341,862	20,812,559
UBS AG(2)	192,957	8,876,022
Waddell & Reed Financial, Inc., Class A	273,635	9,875,487
		$945,957,548
Chemicals — 0.8%
Arch Chemicals, Inc.	4,950	$181,912
Ashland, Inc.	46,969	2,227,740
Dow Chemical Co. (The)	250,895	9,890,281

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Chemicals (continued)
E.I. du Pont de Nemours & Co.	985,903	$43,468,463
Ecolab, Inc.	414,911	21,247,592
Monsanto Co.	39,168	4,374,674
Olin Corp.	9,900	191,367
PPG Industries, Inc.	14,262	1,001,620
Rohm and Haas Co.	2,380	126,307
Sigma-Aldrich Corp.	1,062,698	58,023,311
Tronox, Inc., Class B	3,250	28,113
Valspar Corp. (The)	985,379	22,210,443
		$162,971,823
Commercial Banks — 5.6%
Associated Banc-Corp.	512,602	$13,886,388
Banco Bilbao Vizcaya Argentaria SA ADR	80,438	1,950,621
Bank of Hawaii Corp.	69,735	3,566,248
Bank of Montreal(2)	244,144	13,818,550
BB&T Corp.	1,490,483	45,713,114
City National Corp.	143,260	8,531,133
Comerica, Inc.	315,697	13,742,290
Commerce Bancshares, Inc.	179,609	8,057,251
Fifth Third Bancorp	3,175,840	79,808,859
First Horizon National Corp.	142,230	2,581,474
First Midwest Bancorp, Inc.	241,668	7,395,041
HSBC Holdings PLC(2)	220,592	3,709,071
HSBC Holdings PLC UK ADR	578,331	48,412,088
Huntington Bancshares, Inc.	583,001	8,605,095
KeyCorp	545,748	12,797,791
M&T Bank Corp.	75,512	6,159,514
Marshall & Ilsley Corp.	672,512	17,808,118
National City Corp.	1,543,156	25,400,348
PNC Financial Services Group, Inc.	86,068	5,650,364
Regions Financial Corp.	2,202,677	52,093,311
Royal Bank of Canada(2)	611,218	31,196,567
Societe Generale(2)	1,669,583	241,470,082
SunTrust Banks, Inc.	882,656	55,157,173
Synovus Financial Corp.	842,907	20,297,201
Toronto-Dominion Bank (The)(2)	17,915	1,253,154
Trustmark Corp.	205,425	5,209,578
U.S. Bancorp	4,908,006	155,780,110
Valley National Bancorp.	5,229	99,665
Wachovia Corp.	2,843,749	108,147,774
Wells Fargo & Co.	3,305,187	99,783,596
Westamerica Bancorporation	1,968	87,674
Zions Bancorporation	366,194	17,097,598
		$1,115,266,841

Security	Shares	Value
Commercial Services & Supplies — 0.3%
ACCO Brands Corp.(1)	15,490	$248,460
Allied Waste Industries, Inc.(1)	656,568	7,235,379
Avery Dennison Corp.	56,594	3,007,405
Cintas Corp.	280,640	9,435,117
Herman Miller, Inc.	541,800	17,548,902
HNI Corp.	291,437	10,217,781
Manpower, Inc.	706	40,171
PHH Corp.(1)	20,110	354,740
Pitney Bowes, Inc.	43,177	1,642,453
RR Donnelley & Sons Co.	18,144	684,755
Waste Management, Inc.	264,230	8,632,394
		$59,047,557
Communications Equipment — 2.4%
ADC Telecommunications, Inc.(1)	21,340	$331,837
Alcatel SA ADR	89,240	653,237
Cisco Systems, Inc.(1)	8,650,060	234,157,124
Comverse Technology, Inc.(1)	25,350	437,287
Corning, Inc.	3,672,635	88,106,514
Dycom Industries, Inc.(1)	57,599	1,535,013
Juniper Networks, Inc.(1)	137,067	4,550,624
Motorola, Inc.	1,260,589	20,219,848
Nokia Oyj ADR	1,994,425	76,565,976
Nortel Networks Corp.(1)(2)	72,544	1,094,689
QUALCOMM, Inc.	1,355,558	53,341,207
Riverstone Networks, Inc.(3)	28,706	0
Tellabs, Inc.(1)	25,118	164,272
		$481,157,628
Computer Peripherals — 2.2%
Brocade Communications Systems, Inc.(1)	5,418	$39,768
Dell, Inc.(1)	4,283,879	104,997,874
EMC Corp.(1)	2,761,909	51,178,174
Hewlett-Packard Co.	902,900	45,578,392
International Business Machines Corp.	1,713,085	185,184,488
Lexmark International, Inc., Class A(1)	1,208,803	42,138,873
Network Appliance, Inc.(1)	369,094	9,212,586
Palm, Inc.	398	2,523
Sun Microsystems, Inc.(1)	79,795	1,446,683
		$439,779,361

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.(1)	108,010	$10,326,836
		$10,326,836
Construction Materials — 0.1%
Cemex SAB de CV ADR(1)	51,226	$1,324,192
CRH PLC(2)	207,894	7,169,250
Vulcan Materials Co.	205,352	16,241,290
		$24,734,732
Consumer Finance — 0.8%
American Express Co.	684,621	$35,613,984
Capital One Financial Corp.	1,770,321	83,665,370
Discover Financial Services	1,230,162	18,550,843
SLM Corp.	911,782	18,363,289
		$156,193,486
Containers & Packaging — 0.1%
Bemis Co., Inc.	295,186	$8,082,193
Sealed Air Corp.	3,799	87,909
Sonoco Products Co.	73,373	2,397,830
Temple-Inland, Inc.	90,660	1,890,261
		$12,458,193
Distributors — 0.0%
Genuine Parts Co.	190,459	$8,818,252
		$8,818,252
Diversified Consumer Services — 0.2%
Apollo Group, Inc., Class A(1)	27,070	$1,898,960
H&R Block, Inc.	1,603,312	29,773,504
		$31,672,464
Diversified Financial Services — 2.2%
Bank of America Corp.	3,631,286	$149,826,860
Citigroup, Inc.	4,583,304	134,932,470
CME Group, Inc.	2,908	1,994,888
ING Groep N.V. ADR	264,281	10,283,174
IntercontinentalExchange, Inc.(1)	11,417	2,197,772
JPMorgan Chase & Co.	2,698,987	117,810,783
Moody's Corp.	323,702	11,556,161
		$428,602,108

Security	Shares	Value
Diversified Telecommunication Services — 1.7%
AT&T, Inc.	1,601,671	$66,565,447
BCE, Inc.(2)(4)	2,653,500	105,450,090
Bell Aliant Regional Communications, Inc.(1)(2)(3)(5)	210,251	6,269,504
Cincinnati Bell, Inc.(1)	169,013	802,812
Citizens Communications Co.	6,949	88,461
Deutsche Telekom AG ADR	1,845,908	40,000,826
Embarq Corp.	10,856	537,698
McLeod USA, Inc., Class A(1)(3)	947	0
Qwest Communications International, Inc.(1)	888	6,225
RSL Communications, Ltd., Class A(1)(2)(3)	247,161	0
Telefonos de Mexico SAB de CV ADR	2,519,435	92,815,985
Verizon Communications, Inc.	523,029	22,851,137
Windstream Corp.	906,552	11,803,307
		$347,191,492
Electric Utilities — 0.5%
Duke Energy Corp.	432,532	$8,724,170
Exelon Corp.	1,011,736	82,598,127
Southern Co. (The)	68,451	2,652,476
		$93,974,773
Electrical Equipment — 0.8%
Emerson Electric Co.	2,534,883	$143,626,471
Rockwell Automation, Inc.	112,400	7,751,104
Roper Industries, Inc.	46,244	2,892,100
Thomas & Betts Corp.(1)	22,600	1,108,304
		$155,377,979
Electronic Equipment & Instruments — 0.3%
Agilent Technologies, Inc.(1)	459,803	$16,893,162
Arrow Electronics, Inc.(1)	8,750	343,700
Flextronics International, Ltd.(1)(2)	480,195	5,791,152
Jabil Circuit, Inc.	1,651,513	25,218,604
National Instruments Corp.	88,674	2,955,504
Plexus Corp.(1)	140,213	3,681,993
Sanmina-SCI Corp.(1)	18,166	33,062
Tyco Electronics, Ltd.(2)	281,877	10,466,093
		$65,383,270

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Energy Equipment & Services — 0.9%
Baker Hughes, Inc.	204,980	$16,623,878
Halliburton Co.	900,476	34,137,045
Schlumberger, Ltd.(2)	1,200,029	118,046,853
Transocean, Inc.(2)	81,993	11,737,298
		$180,545,074
Food & Staples Retailing — 2.3%
Casey's General Stores, Inc.	12,551	$371,635
Costco Wholesale Corp.	913,115	63,698,902
CVS Caremark Corp.	2,392,086	95,085,418
Kroger Co. (The)	1,368,952	36,564,708
Safeway, Inc.	1,133,243	38,768,243
Sysco Corp.	2,322,757	72,493,246
Walgreen Co.	989,530	37,681,302
Wal-Mart Stores, Inc.	2,417,231	114,890,989
		$459,554,443
Food Products — 2.6%
Archer-Daniels-Midland Co.(6)	25,859	$1,198,834
Archer-Daniels-Midland Co.	1,548,807	71,911,109
Campbell Soup Co.	1,295,515	46,288,751
ConAgra Foods, Inc.	438,684	10,436,292
Dean Foods Co.	286,449	7,407,571
Del Monte Foods Co.	98,719	933,882
General Mills, Inc.	133,423	7,605,111
H.J. Heinz Co.	154,799	7,226,017
Hershey Co. (The)	494,963	19,501,542
J.M. Smucker Co. (The)	6,121	314,864
Kellogg Co.	9,362	490,850
Kraft Foods, Inc., Class A	422,531	13,787,187
Nestle SA(2)	275,000	126,277,330
Sara Lee Corp.	4,267,625	68,538,057
Smithfield Foods, Inc.(1)	2,352,196	68,025,508
TreeHouse Foods, Inc.(1)	25,945	596,476
Tyson Foods, Inc., Class A	241,647	3,704,449
Unilever PLC ADR	1,755	65,672
William Wrigley Jr. Co.	999,004	58,491,684
		$512,801,186
Health Care Equipment & Supplies — 1.3%
Advanced Medical Optics, Inc.(1)	9,834	$241,228
Baxter International, Inc.	244,163	14,173,662

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Becton, Dickinson and Co.	63,708	$5,324,715
Boston Scientific Corp.(1)	1,124,134	13,073,678
Covidien, Ltd.(2)	281,877	12,484,332
DENTSPLY International, Inc.	7,700	346,654
Hospira, Inc.(1)	111,411	4,750,565
Medtronic, Inc.	3,132,080	157,449,662
St. Jude Medical, Inc.(1)	154,981	6,298,428
Stryker Corp.	168,467	12,587,854
Zimmer Holdings, Inc.(1)	599,639	39,666,120
		$266,396,898
Health Care Providers & Services — 1.5%
AmerisourceBergen Corp.	368,948	$16,554,697
Cardinal Health, Inc.	1,856,066	107,187,812
CIGNA Corp.	49,467	2,657,862
Express Scripts, Inc.(1)	196,994	14,380,562
Health Management Associates, Inc., Class A	124,425	744,061
Henry Schein, Inc.(1)	1,089,990	66,925,386
McKesson Corp.	6,462	423,326
Medco Health Solutions, Inc.(1)	167,770	17,011,878
PharMerica Corp.(1)	30,682	425,866
Sunrise Senior Living, Inc.(1)	8,000	245,440
Tenet Healthcare Corp.(1)	1,548	7,864
UnitedHealth Group, Inc.	441,856	25,716,019
WellPoint, Inc.(1)	609,715	53,490,297
		$305,771,070
Health Care Technology — 0.0%
IMS Health, Inc.	120,055	$2,766,067
		$2,766,067
Hotels, Restaurants & Leisure — 1.0%
Bob Evans Farms, Inc.	1,792	$48,259
Carnival Corp.(2)	543,886	24,197,488
Darden Restaurants, Inc.	184,714	5,118,425
Gaylord Entertainment Co.(1)	74,918	3,031,931
International Game Technology	409,904	18,007,083
International Speedway Corp., Class A	118,344	4,873,406
Marriott International, Inc., Class A	424,554	14,511,256
McDonald's Corp.	939,331	55,335,989
MGM MIRAGE(1)	27,640	2,322,313
Starbucks Corp.(1)	2,254,271	46,144,927

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Wyndham Worldwide Corp.	110,649	$2,606,890
Yum! Brands, Inc.	363,380	13,906,553
		$190,104,520
Household Durables — 0.3%
Blyth, Inc.	136,371	$2,991,980
D.R. Horton, Inc.	642,283	8,458,867
Fortune Brands, Inc.	119,860	8,673,070
Leggett & Platt, Inc.	1,290,676	22,509,389
Newell Rubbermaid, Inc.	291,589	7,546,323
		$50,179,629
Household Products — 3.4%
Clorox Co. (The)	14,873	$969,273
Colgate-Palmolive Co.	707,241	55,136,508
Energizer Holdings, Inc.(1)	76,555	8,584,112
Kimberly-Clark Corp.	639,207	44,322,613
Procter & Gamble Co. (The)	7,811,071	573,488,833
		$682,501,339
Independent Power Producers & Energy Traders — 0.0%
AES Corp. (The)(1)	133,519	$2,855,971
		$2,855,971
Industrial Conglomerates — 3.0%
3M Co.	1,008,315	$85,021,121
General Electric Co.	13,169,338	488,187,360
Teleflex, Inc.	11,386	717,432
Textron, Inc.	43,912	3,130,926
Tyco International, Ltd.(2)	281,877	11,176,423
		$588,233,262
Insurance — 5.6%
Aegon, N.V. ADR	5,224,475	$91,585,047
AFLAC, Inc.	2,260,033	141,545,867
Allstate Corp. (The)	191,074	9,979,795
American International Group, Inc.	6,433,663	375,082,553
AON Corp.	386,911	18,451,786
Arthur J. Gallagher & Co.	557,025	13,474,435
Berkshire Hathaway, Inc., Class A(1)	633	89,632,800
Berkshire Hathaway, Inc., Class B(1)	40,413	191,395,968
Chubb Corp.	28,354	1,547,561

Security	Shares	Value
Insurance (continued)
Hartford Financial Services Group, Inc. (The)	58,685	$5,116,745
Lincoln National Corp.	143,261	8,340,655
Manulife Financial Corp.(2)	246,658	10,051,313
Marsh & McLennan Cos., Inc.	478,442	12,664,360
MetLife, Inc.	81	4,991
Old Republic International Corp.	294,458	4,537,598
Progressive Corp. (The)	3,731,348	71,492,628
SAFECO Corp.	161,000	8,964,480
Torchmark Corp.	318,929	19,304,772
Travelers Cos., Inc. (The)	348,162	18,731,116
UnumProvident Group	39,000	927,810
XL Capital Ltd., Class A(2)	187,100	9,413,001
		$1,102,245,281
Internet & Catalog Retail — 0.1%
Amazon.com, Inc.(1)	43,801	$4,057,725
Expedia, Inc.(1)	403,096	12,745,896
IAC/InterActiveCorp(1)	429,832	11,571,077
		$28,374,698
Internet Software & Services — 1.2%
eBay, Inc.(1)	1,257,244	$41,727,928
Google Inc., Class A(1)	294,413	203,580,701
		$245,308,629
IT Services — 1.9%
Accenture Ltd., Class A(2)	2,739,520	$98,704,906
Acxiom Corp.	74,785	877,228
Affiliated Computer Services, Inc.(1)	176,162	7,944,906
Automatic Data Processing, Inc.	1,494,739	66,560,728
Broadridge Financial Solutions, Inc.	223,288	5,008,350
Computer Sciences Corp.(1)	226,702	11,214,948
DST Systems, Inc.(1)	22,600	1,865,630
Electronic Data Systems Corp.	1,252	25,954
Fidelity National Information Services, Inc.	37,789	1,571,645
Fiserv, Inc.(1)	836,355	46,409,339
Gartner, Inc., Class A(1)	30,575	536,897
Metavante Technologies, Inc.(1)	224,170	5,227,644
Paychex, Inc.	983,290	35,614,764
Perot Systems Corp.(1)	625,309	8,441,671
Western Union Co.	3,488,152	84,692,331
		$374,696,941

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Leisure Equipment & Products — 0.0%
Eastman Kodak Co.	26,739	$584,782
Mattel, Inc.	30,514	580,987
		$1,165,769
Life Sciences Tools & Services — 0.2%
Dionex Corp.(1)	37,300	$3,090,678
Invitrogen Corp.(1)	429,910	40,157,893
PerkinElmer, Inc.	139,526	3,630,467
Thermo Fisher Scientific, Inc.(1)	18,700	1,078,616
		$47,957,654
Machinery — 5.1%
Caterpillar, Inc.	217,329	$15,769,392
Danaher Corp.	3,933,362	345,113,182
Deere & Co.	5,563,523	518,075,262
Donaldson Co., Inc.	77,792	3,607,993
Dover Corp.	653,465	30,118,202
Illinois Tool Works, Inc.	1,708,540	91,475,232
ITT Industries, Inc.	8,428	556,585
Nordson Corp.	20,306	1,176,936
Parker Hannifin Corp.	45,658	3,438,504
		$1,009,331,288
Media — 3.8%
CBS Corp., Class A	10,967	$293,367
CBS Corp., Class B	556,629	15,168,140
Citadel Broadcasting Corp.	16,551	34,095
Comcast Corp., Class A(1)	2,800,692	51,140,636
Comcast Corp., Class A Special(1)	3,545,407	64,242,775
Discovery Holding Co., Class A(1)	16,629	418,053
E.W. Scripps Co. (The), Class A	51,066	2,298,481
EchoStar Communications Corp., Class A(1)	35,150	1,325,858
Entercom Communications Corp.	220,000	3,011,800
Gannett Co., Inc.	476,821	18,596,019
Havas Advertising(2)	3,142,938	15,349,139
Idearc, Inc.	22,323	391,992
Interpublic Group of Cos., Inc.(1)	932,692	7,564,132
Lamar Advertising Co.	241,409	11,604,531
Liberty Global, Inc., Class A(1)	19,414	760,835
Liberty Global, Inc., Class C(1)	3,140	114,893
Liberty Media Corp. - Interactive(1)	256,350	4,891,158
Liberty Media Holding Corp.-Capital, Series A(1)	8,315	968,614
Live Nation, Inc.(1)	9,085	131,914

Security	Shares	Value
Media (continued)
McClatchy Co., (The), Class A	3,310	$41,441
McGraw-Hill Companies, Inc., (The)	472,678	20,708,023
New York Times Co. (The), Class A	22,468	393,864
News Corp., Class A	188,031	3,852,755
Omnicom Group, Inc.	4,815,503	228,880,858
Publicis Groupe(2)	329,132	12,876,659
Time Warner, Inc.	4,062,511	67,072,057
Viacom, Inc., Class A(1)	4,000	175,920
Viacom, Inc., Class B(1)	524,573	23,039,246
Vivendi SA(2)	163,491	7,506,364
Walt Disney Co.	4,933,939	159,267,551
Washington Post Co. (The), Class B	13,327	10,547,388
WPP Group PLC(2)	139,450	1,786,506
WPP Group PLC ADR	252,137	16,209,888
		$750,664,952
Metals & Mining — 0.0%
Alcoa, Inc.	85,947	$3,141,363
Freeport-McMoRan Copper & Gold, Inc., Class B	21,456	2,197,953
Steel Dynamics, Inc.	51,604	3,074,050
		$8,413,366
Multiline Retail — 1.1%
Dollar Tree Stores, Inc.(1)	52,534	$1,361,681
Family Dollar Stores, Inc.	1,279,835	24,611,227
JC Penney Co., Inc.	130,349	5,734,053
Macy's, Inc.	230,860	5,972,348
Nordstrom, Inc.	131,384	4,825,734
Sears Holdings Corp.(1)	4,107	419,119
Target Corp.	3,590,237	179,511,850
		$222,436,012
Multi-Utilities — 0.0%
Ameren Corp.	5,000	$271,050
PG&E Corp.	3,000	129,270
Wisconsin Energy Corp.	9,576	466,447
		$866,767
Office Electronics — 0.0%
Xerox Corp.	10,000	$161,900
Zebra Technologies Corp., Class A(1)	13,500	468,450
		$630,350

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Oil, Gas & Consumable Fuels — 11.5%
Anadarko Petroleum Corp.	4,388,053	$288,251,202
Apache Corp.	2,147,950	230,990,543
BP PLC ADR	4,966,126	363,371,439
Chevron Corp.	701,238	65,446,543
ConocoPhillips	6,223,305	549,517,832
Devon Energy Corp.	720,663	64,074,147
El Paso Corp.	97,665	1,683,745
Exxon Mobil Corp.	6,940,827	650,286,082
Hess Corp.	54,286	5,475,286
Marathon Oil Corp.	177,844	10,823,586
Murphy Oil Corp.	78,679	6,675,126
Royal Dutch Shell PLC ADR	9,594	796,302
Royal Dutch Shell PLC ADR	157,131	13,230,430
Spectra Energy Corp.	263,315	6,798,793
Total SA ADR	272,750	22,529,150
Williams Cos., Inc.	223,515	7,997,367
		$2,287,947,573
Paper and Forest Products — 0.1%
International Paper Co.	155,490	$5,034,766
Neenah Paper, Inc.	23,874	695,927
Weyerhaeuser Co.	85,055	6,271,956
		$12,002,649
Personal Products — 0.0%
Avon Products, Inc.	173,400	$6,854,502
Estee Lauder Cos., Inc., Class A	13,035	568,456
		$7,422,958
Pharmaceuticals — 7.5%
Abbott Laboratories	3,728,243	$209,340,844
Allergan, Inc.	276,600	17,768,784
Bristol-Myers Squibb Co.	4,298,950	114,008,154
Eli Lilly & Co.	4,347,136	232,093,591
Forest Laboratories, Inc.(1)	56,729	2,067,772
GlaxoSmithKline PLC ADR	426,495	21,491,083
Johnson & Johnson	3,911,737	260,912,858
King Pharmaceuticals, Inc.(1)	152,305	1,559,603
Merck & Co., Inc.	2,224,896	129,288,707
Mylan, Inc.	6,832	96,058
Novo Nordisk A/S ADR	398,434	25,842,429
Pfizer, Inc.	12,368,792	281,142,642

Security	Shares	Value
Pharmaceuticals (continued)
Schering-Plough Corp.	1,731,023	$46,114,453
Shering AG ADR	25,000	3,767,500
Teva Pharmaceutical Industries, Ltd. ADR	1,676,674	77,931,808
Watson Pharmaceuticals, Inc.(1)	558,195	15,149,412
Wyeth	996,516	44,036,042
		$1,482,611,740
Real Estate Management & Development — 0.0%
Forest City Enterprises, Inc., Class A	56,500	$2,510,860
Forestar Real Estate Group, Inc.	30,220	712,890
		$3,223,750
Road & Rail — 0.1%
Avis Budget Group, Inc.(1)	55,324	$719,212
Burlington Northern Santa Fe Corp.	55,466	4,616,435
CSX Corp.	3,276	144,078
Kansas City Southern(1)	6,815	233,959
Norfolk Southern Corp.	3,090	155,860
Union Pacific Corp.	65,519	8,230,497
		$14,100,041
Semiconductors & Semiconductor Equipment — 2.8%
Analog Devices, Inc.	586,324	$18,586,471
Applied Materials, Inc.	1,094,431	19,437,095
Broadcom Corp., Class A(1)	1,034,881	27,051,789
Cypress Semiconductor Corp.(1)	52,742	1,900,294
Intel Corp.	11,610,600	309,538,596
KLA-Tencor Corp.	148,373	7,145,644
Linear Technology Corp.	423,388	13,476,440
LSI Corp.(1)	141,203	749,788
Maxim Integrated Products, Inc.	263,099	6,966,862
Skyworks Solutions, Inc.(1)	98,685	838,823
Teradyne, Inc.(1)	6,799	70,302
Texas Instruments, Inc.	4,191,058	139,981,337
Verigy, Ltd.(1)(2)	4,119	111,913
Xilinx, Inc.	24,830	543,032
		$546,398,386

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Software — 2.5%
Adobe Systems, Inc.(1)	490,317	$20,951,245
CA, Inc.	40,728	1,016,164
Compuware Corp.(1)	150,944	1,340,383
Electronic Arts, Inc.(1)	21,405	1,250,266
Intuit, Inc.(1)	736,959	23,295,274
Jack Henry & Associates, Inc.	119,142	2,899,916
Microsoft Corp.	7,280,107	259,171,809
Oracle Corp.(1)	7,224,372	163,126,320
SAP AG ADR	400,000	20,420,000
Symantec Corp.(1)	225,808	3,644,541
Wind River Systems, Inc.(1)	1,304	11,645
		$497,127,563
Specialty Retail — 1.4%
Abercrombie & Fitch Co., Class A	4,015	$321,080
AutoNation, Inc.(1)	75,966	1,189,628
Best Buy Co., Inc.	280,415	14,763,850
Collective Brands, Inc.(1)	23,100	401,709
Gap, Inc. (The)	599,138	12,749,657
Home Depot, Inc.	4,526,827	121,952,719
Limited Brands, Inc.	503,556	9,532,315
Lowe's Companies, Inc.	2,734,798	61,861,131
RadioShack Corp.	74,318	1,253,001
Sherwin-Williams Co. (The)	500	29,020
Staples, Inc.	275,430	6,354,170
TJX Companies, Inc. (The)	1,718,239	49,365,006
		$279,773,286
Textiles, Apparel & Luxury Goods — 1.2%
Coach, Inc.(1)	729,407	$22,305,266
Hanesbrands, Inc.(1)	559,410	15,199,170
Nike, Inc., Class B	3,058,444	196,474,443
		$233,978,879
Thrifts & Mortgage Finance — 0.1%
Fannie Mae	301,173	$12,040,897
Freddie Mac	146,695	4,997,899
Guaranty Financial Group, Inc.	30,220	483,520
MGIC Investment Corp.	95,045	2,131,859
Washington Mutual, Inc.	643,357	8,756,089
		$28,410,264

Security	Shares	Value
Tobacco — 0.2%
Altria Group, Inc.	589,531	$44,556,753
		$44,556,753
Trading Companies & Distributors — 0.0%
United Rentals, Inc.(1)	266,647	$4,895,639
		$4,895,639
Wireless Telecommunication Services — 0.2%
SprintNextel Corp.	1,848,673	$24,273,076
Telephone and Data Systems, Inc.	9,252	579,175
Telephone and Data Systems, Inc., Special Shares	24,636	1,419,034
Vodafone Group PLC ADR	302,728	11,297,809
		$37,569,094
Total Common Stocks (identified cost $13,619,432,710)		$19,742,377,028
Convertible Preferred Stocks — 0.0%
Security	Shares	Value
Independent Power Producers & Energy Traders — 0.0%
Enron Corp.(1)(3)	11,050	$0
		$0
Total Convertible Preferred Stocks (identified cost $16,626,069)		$0
Other Investments — 0.0%
Description	Shares	Value
Commercial Banks — 0.0%
Wachovia Corp. (Dividend Equalization Preferred Shares)	166,518	$250
Software — 0.0%
Seagate Technology, Inc. (Tax Refund Rights)(1)(3)	197,392	$0
Total Other Investments (identified cost $39,407)		$250

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 1.0%
Description	Shares/Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 4.99%(7)(8)	$107,662	$107,661,941
Investment in Cash Management Portfolio, 4.58%(8)	86,224	86,224,087
Total Short-Term Investments (identified cost $193,886,028)		$193,886,028
Total Investments — 100.4% (identified cost $13,829,984,214)		$19,936,263,306
Other Assets, Less Liabilities — (0.4)%		$(72,102,076)
Net Assets — 100.0%		$19,864,161,230

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Foreign security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  All or a portion of these securities were on loan at December 31, 2007.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate value of the securities is $6,269,504 or 0.3% of the Portfolio's net assets.

(6)  Security subject to restrictions on resale (see Note 5.)

(7)  The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan as of December 31, 2007. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral upon the return of loaned securities.

(8)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2007.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Unaffiliated investments, at value including $105,508,702 of securities on loan (identified cost, $13,636,098,186)	$19,742,377,278
Affiliated investments, at value (identified cost, $193,886,028)	193,886,028
Cash	29,281
Receivable for investments sold	14,013,869
Dividends and interest receivable	27,694,117
Interest receivable from affiliated investment	178,708
Securities lending income receivable	119,728
Tax reclaims receivable	1,920,293
Total assets	$19,980,219,302
Liabilities
Collateral for securities loaned	$107,661,941
Payable to affiliate for investment advisory fees	7,154,208
Payable to affiliate for Trustees' fees	8,907
Other accrued expenses	1,233,016
Total liabilities	$116,058,072
Net Assets applicable to investors' interest in Portfolio	$19,864,161,230
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$13,757,690,942
Net unrealized appreciation (computed on the basis of identified cost)	6,106,470,288
Total	$19,864,161,230

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends (net of foreign taxes, $6,224,760)	$398,125,860
Interest	9,685
Security lending income, net	1,495,089
Interest income allocated from affiliated investment	5,179,697
Expenses allocated from affliated investment	(487,687)
Total investment income	$404,322,644
Expenses
Investment adviser fee	$87,681,000
Trustees' fees and expenses	32,759
Custodian fee	2,551,233
Legal and accounting services	119,412
Miscellaneous	320,500
Total expenses	$90,704,904
Deduct — Reduction of custodian fee	$124
Total expense reductions	$124
Net expenses	$90,704,780
Net investment income	$313,617,864
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)(1)	$891,401,513
Foreign currency transactions	73,425
Net realized gain	$891,474,938
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(239,669,891)
Foreign currency	135,703
Net change in unrealized appreciation (depreciation)	$(239,534,188)
Net realized and unrealized gain	$651,940,750
Net increase in net assets from operations	$965,558,614

(1)  Includes net realized gains of $624,934,809 from redemptions in-kind.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$313,617,864	$269,527,217
Net realized gain from investment and foreign currency transactions	891,474,938	644,738,498
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(239,534,188)	1,577,971,043
Net increase in net assets from operations	$965,558,614	$2,492,236,758
Capital transactions — Contributions	$1,526,283,139	$1,447,009,081
Withdrawals	(3,014,972,770)	(2,584,560,445)
Net decrease in net assets from capital transactions	$(1,488,689,631)	$(1,137,551,364)
Net increase (decrease) in net assets	$(523,131,017)	$1,354,685,394
Net Assets
At beginning of year	$20,387,292,247	$19,032,606,853
At end of year	$19,864,161,230	$20,387,292,247

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2007	2006	2005		2004		2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.44%	0.45%	0.45	%(1)	0.45	%(1)	0.45%
Expenses after custodian fee reduction	0.44%	0.45%	0.45	%(1)	0.45	%(1)	0.45%
Net investment income	1.52%	1.39%	1.25	%(1)	1.18	%(1)	1.05%
Portfolio Turnover(2)	2%	1%	0	%(3)	3%		15%
Total Return	4.72%	13.69%	4.70%		9.67%		23.88%
Net assets, end of year (000's omitted)	$19,864,161	$20,387,292	$19,032,607		$19,141,142		$17,609,589

(1)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2005 and 2004, respectively).

(2)  Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions was 6%, 7%, 6%, 10%, and 21% for 2007, 2006, 2005, 2004, and 2003, respectively.

(3)  Amounts to less than 1%.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio seeks to achieve long-term, after-tax returns for its interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the

Tax-Managed Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is payable monthly and is computed at an annual rate of 0.625% of the average daily net assets of the Portfolio up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets For the Month	Annual Fee Rate (for each level)
$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%*

*  Effective April 23, 2007.

Tax-Managed Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fees. For the year ended December 31, 2007, the Portfolio's advisory fee totaled $88,148,658 of which $467,658 was allocated from Cash Management and $87,681,000 was paid or accrued directly by the Portfolio. For the year ended December 31, 2007, the Portfolio's advisory fee, including the portion allocated from Cash Management, was 0.43% of the Portfolio's average daily net assets.

Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

For the year ended December 31, 2007, purchases and sales of investments, other than short-term obligations, aggregated $434,592,730 and $569,175,325, respectively. In addition, investments having an aggregate market value of $1,986,256,699 at dates of withdrawal were distributed in payment for capital withdrawals and investors contributed securities with a value of $880,809,267, during the year ended December 31, 2007.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2007 as determined on a federal income tax basis were as follows:

Aggregate cost	$4,503,281,878
Gross unrealized appreciation	$24,767,710,218
Gross unrealized depreciation	(9,334,728,790)
Net unrealized appreciation	$15,432,981,428

The net unrealized appreciation on foreign currency at December 31, 2007 on a federal income tax basis was $191,196.

5  Restricted Securities

At December 31, 2007, the Portfolio owned the following securities (representing 0.01% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Common Stocks Date of Acquisition	Eligible for Resale	Shares	Cost	Value
Archer-Daniels-Midland Co. 12/13/07	12/13/2008	25,859	$1,000,017	$1,198,834
Total Restricted Securities			$1,000,017	$1,198,834

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at December 31, 2007.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

8  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange

Tax-Managed Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee and lending agent fee paid by the Portfolio amounted to $2,679,685 and $263,837, respectively, for the year ended December 31, 2007. At December 31, 2007, the value of the securities loaned and the value of the collateral amounted to $105,508,702 and $107,661,941, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

9  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Tax-Managed Growth Portfolio as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the Portfolio), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Growth Fund 1.1 (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2006 for the Fund. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint with respect to assets of $25 billion and over. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Managed Growth Fund 1.1

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Parametric" refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust and Vice President of the Portfolio	Trustee since 2007 and President of the Trust and Vice President of the Portfolio since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust and Portfolio.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 1995	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

Eaton Vance Tax-Managed Growth Fund 1.1

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003). Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Eaton Vance Tax-Managed Growth Fund 1.1

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVC, EVM, BMR, EVD and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

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Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Growth Fund 1.1
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1096-2/08  TGSRC1.1

Annual Report December 31, 2007

EATON VANCE
TAX-MANAGED
GROWTH
FUND
1.2

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Growth Fund 1.2

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual
Class A	$1,000.00	$983.70	$4.85
Class B	$1,000.00	$980.10	$8.58
Class C	$1,000.00	$980.70	$8.59
Class I	$1,000.00	$985.40	$3.55
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.94
Class B	$1,000.00	$1,016.50	$8.74
Class C	$1,000.00	$1,016.50	$8.74
Class I	$1,000.00	$1,021.60	$3.62

* Expenses are equal to the Fund's annualized expense ratio of 0.97% for Class A shares, 1.72% for Class B shares, 1.72% for Class C shares, and 0.71% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Lewis R. Piantedosi
Co-Portfolio Manager

Duncan W. Richardson, CFA
Co-Portfolio Manager

Economic and Market Conditions

• Broad equity markets finished the year ended December 31, 2007, with respectable gains, despite increased volatility and ongoing concerns regarding the credit and housing markets. Global equities were booming early in 2007 as strong momentum continued from the previous year, but global markets encountered a turbulent second half of the year. Troubles with subprime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in the equity and fixed income markets continued through year-end.

• For the year ended December 31, 2007, eight of the ten major sectors within the S&P 500 Index registered positive returns. Energy, materials and utilities were the top-performing S&P 500 Index sectors during the year, while the financials and consumer discretionary sectors produced the weakest performance. Market-leading industries of 2007 included energy equipment and services, metals and mining, machinery, as well as independent power producers and energy traders. In contrast, the thrifts and mortgage finance, household durables, real estate management and development, and consumer finance industries all realized negative returns for the year. On average during the course of the year, large-capitalization stocks outperformed small-capitalization stocks and growth-style investments reversed course to outperform value style investments.

Management Discussion

• The Fund invests its assets in Tax-Managed Growth Portfolio (the Portfolio), a separate registered investment company with the same objective and investment policies as the Fund. The Portfolio, in turn, invests on a long-term basis in a broadly diversified portfolio consisting primarily of common stocks of established growth companies. The Fund underperformed its benchmark due in part to differences in sector allocation and stock selection in the Portfolio versus the S&P 500 Index.

• During the year ended December 31, 2007, the Portfolio remained overweight in the industrials, consumer staples and consumer discretionary sectors, while continuing to underweight the technology, materials, telecommunications and utilities sectors. The Portfolio’s computers and peripherals investments within the information technology sector were the largest detractors from relative performance, as the Portfolio’s underweight sector allocation and investment selections hurt relative results. The energy sector was also a weak contributor to relative performance as the Portfolio’s lighter exposure to the market-leading energy equipment and services industry and its stock holdings hampered performance. Additionally, the Portfolio’s allocation and selection within the underperforming biotechnology stocks detracted from returns during the year.

Tax-Managed Growth Fund 1.2

Total Return Performance 12/31/06 – 12/31/07

Class A(1)	4.13%
Class B(1)	3.39
Class C(1)	3.37
Class I(1)	4.48
S&P 500 Index(2)	5.49
Lipper Large-Cap Core Funds Average(2)	5.73

See pages 3 and 4 for more performance information, including after-tax returns.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s have  been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Classification return shown is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

• During the year ended December 31, 2007, the Portfolio benefited from its investments in the industrials, financials and consumer staples sectors. Its above-benchmark commitment to industrials and its investment selections among machinery stocks significantly added to results. The Portfolio’s underweight exposure to financial services, mortgage finance and real estate investment trust stocks, relative to the benchmark, proved beneficial as brokerage firms and mortgage and real estate companies suffered in the wake of the subprime mortgage and domestic housing crises. Stock selection within the insurance industry additionally boosted the Fund’s returns. Finally, its overweight position in the consumer staples sector added value versus its benchmark, as investors favored defensive investments during this period of economic uncertainty.

• Although management expects continued market volatility in 2008, it believes large-cap equities, particularly more established larger-cap companies with strong earnings and balance sheets, will continue to be investors’ asset class of choice. Gross Domestic Product, a gauge of U.S. economic growth, slowed in the fourth quarter of the 2007 and will likely lead to slower corporate earnings and profit growth. Historically, a slowing economic environment has favored large-cap companies, particularly those with strong fundamentals. Larger companies tend to have significant advantages over smaller companies due to geographic and product mix diversity, economies of scale and better access to capital, which may become even more relevant to investors in uncertain economic times. Additionally, management believes that many large-capitalization stocks are attractively valued, which should provide further fundamental support. Regardless of the market environment, the Fund will continue to employ a valuation sensitive, diversified approach to investing in growth stocks.

Portfolio Composition

Ten Largest Holdings*

By net assets

Exxon Mobil Corp.	3.27%
Procter & Gamble Co. (The)	2.89
ConocoPhillips	2.77
Deere & Co.	2.61
General Electric Co.	2.46
PepsiCo, Inc.	2.36
American International Group, Inc.	1.89
BP PLC ADR	1.83
Danaher Corp.	1.74
Coca-Cola Co. (The)	1.65

Common Stock Investments by Sector**

By net assets

* Ten Largest Holdings represented 23.47% of Portfolio net assets as of 12/31/07.

**As a percentage of the Portfolio’s net assets as of 12/31/07.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of each class of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index commonly used as a measure of U.S. stock market performance. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, Class C, Class I and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price.  The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C	Class I
Share Class Symbol	EXTGX	EYTGX	EZTGX	EITGX

Average Annual Total Returns (at net asset value)
One Year	4.13%	3.39%	3.37%	4.48%
Five Years	10.50	9.69	9.68	10.79
Life of Fund†	3.35	2.53	2.55	3.54

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.87%	-1.61%	2.37%	4.48%
Five Years	9.21	9.41	9.68	10.79
Life of Fund†	2.46	2.53	2.55	3.54

† Inception Dates – Class A, Class B, Class C, and Class I: 2/28/01

* Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total annual
Operating Expenses**	Class A	Class B	Class C	Class I

Expense Ratio	0.95%	1.70%	1.70%	0.70%

**From the Fund’s prospectus dated 5/1/07.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

† Source: Thomson Financial. Class A, Class B, Class C and Class I of the Fund commenced investment operations on 2/28/01. It is not possible to invest directly in an Index. The Index’s total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended December 31, 2007)

Returns at Net Asset Value (NAV) (Class A)
	One Year	Five Years	Life of Fund
Return Before Taxes	4.13%	10.50%	3.35%
Return After Taxes on Distributions	3.97	10.40	3.27
Return After Taxes on Distributions and Sale of Fund Shares	2.91	9.16	2.88

Returns at Public Offering Price (POP) (Class A)
	One Year	Five Years	Life of Fund
Return Before Taxes	-1.87%	9.21%	2.46%
Return After Taxes on Distributions	-2.02%	9.11	2.38
Return After Taxes on Distributions and Sale of Fund Shares	-1.01	8.01	2.10

Average Annual Total Returns

(For the periods ended December 31, 2007)

Returns at Net Asset Value (NAV) (Class C)
	One Year	Five Years	Life of Fund
Return Before Taxes	3.37%	9.68%	2.55%
Return After Taxes on Distributions	3.32	9.67	2.54
Return After Taxes on Distributions and Sale of Fund Shares	2.25	8.44	2.19

Returns at Public Offering Price (POP) (Class C)
	One Year	Five Years	Life of Fund
Return Before Taxes	2.37%	9.68%	2.55%
Return After Taxes on Distributions	2.32	9.67	2.54
Return After Taxes on Distributions and Sale of Fund Shares	1.60	8.44	2.19

Average Annual Total Returns

(For the periods ended December 31, 2007)

Returns at Net Asset Value (NAV) (Class B)
	One Year	Five Years	Life of Fund
Return Before Taxes	3.39%	9.69%	2.53%
Return After Taxes on Distributions	3.36	9.68	2.52
Return After Taxes on Distributions	2.26	8.44	2.17
and Sale of Fund Shares

Returns at Public Offering Price (POP) (Class B)
	One Year	Five Years	Life of Fund
Return Before Taxes	-1.61%	9.41%	2.53%
Return After Taxes on Distributions	-1.64	9.40	2.52
Return After Taxes on Distributions and Sale of Fund Shares	-0.99	8.20	2.17

Average Annual Total Returns

(For the periods ended December 31, 2007)

Returns at Net Asset Value (NAV) (Class I)
	One Year	Five Years	Life of Fund
Return Before Taxes	4.48%	10.79%	3.54%
Return After Taxes on Distributions	4.28	10.65	3.45
Return After Taxes on Distributions and Sale of Fund Shares	3.19	9.42	3.05

Class A, Class B, Class C, and Class I of the Fund commenced investment operations on 2/28/01. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $894,636,406)	$1,279,587,899
Receivable for Fund shares sold	1,479,566
Total assets	$1,281,067,465
Liabilities
Payable for Fund shares redeemed	$2,502,325
Payable to affiliate for distribution and service fees	1,070,763
Payable to affiliate for administration fee	164,082
Payable to affiliate for Trustees' fees	1,607
Accrued expenses	280,309
Total liabilities	$4,019,086
Net Assets	$1,277,048,379
Sources of Net Assets
Paid-in capital	$1,008,924,750
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(116,854,603)
Accumulated undistributed net investment income	26,739
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	384,951,493
Total	$1,277,048,379
Class A Shares
Net Assets	$645,234,625
Shares Outstanding	53,184,980
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.13
Maximum Offering Price Per Share (100 ÷ 94.25 of $12.13)	$12.87
Class B Shares
Net Assets	$279,132,067
Shares Outstanding	23,605,968
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$11.82
Class C Shares
Net Assets	$338,283,588
Shares Outstanding	28,619,142
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$11.82
Class I Shares
Net Assets	$14,398,099
Shares Outstanding	1,184,405
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.16
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $347,094)	$26,071,132
Interest allocated from Portfolio	338,972
Securities lending income allocated from Portfolio, net	96,675
Expenses allocated from Portfolio	(5,957,694)
Net investment income from Portfolio	$20,549,085
Expenses
Administration fee	$2,014,027
Trustees' fees and expenses	3,523
Distribution and service fees
Class A	1,675,639
Class B	3,086,891
Class C	3,537,141
Transfer and dividend disbursing agent fees	1,044,020
Registration fees	155,757
Printing and postage	111,977
Legal and accounting services	42,803
Custodian fee	37,310
Miscellaneous	213,853
Total expenses	$11,922,941
Net investment income	$8,626,144
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)(1)	$47,200,477
Foreign currency transactions	4,758
Net realized gain	$47,205,235
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(4,453,507)
Foreign currency	4,869
Net change in unrealized appreciation (depreciation)	$(4,448,638)
Net realized and unrealized gain	$42,756,597
Net increase in net assets from operations	$51,382,741

(1)  Includes net realized gains of $34,064,548 from redemptions in-kind.

See notes to financial statements
6

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$8,626,144	$6,707,331
Net realized gain from investment and foreign currency transactions	47,205,235	45,814,269
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(4,448,638)	104,358,869
Net increase in net assets from operations	$51,382,741	$156,880,469
Distributions to shareholders — From net investment income Class A	$(6,740,103)	$(5,734,627)
Class B	(689,186)	(436,872)
Class C	(1,040,018)	(622,358)
Class I	(116,401)	(92,002)
Tax return of capital Class A	(60,336)	—
Class B	(6,169)	—
Class C	(9,311)	—
Class I	(1,042)	—
Total distributions to shareholders	$(8,662,566)	$(6,885,859)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$70,241,620	$80,178,914
Class B	4,915,706	7,395,494
Class C	24,472,104	26,573,897
Class I	125,745,735	8,173,547
Net asset value of shares issued to shareholders in payment of distributions declared Class A	5,287,478	4,440,912
Class B	563,935	352,225
Class C	755,450	441,549
Class I	47,678	42,840
Cost of shares redeemed Class A	(118,812,530)	(138,073,285)
Class B	(57,832,509)	(64,758,009)
Class C	(49,965,348)	(63,519,054)
Class I	(123,180,275)	(5,436,247)
Net asset value of shares exchanged Class A	6,399,093	4,360,983
Class B	(6,399,093)	(4,360,983)
Net decrease in net assets from Fund share transactions	$(117,760,956)	$(144,187,217)
Net increase (decrease) in net assets	$(75,040,781)	$5,807,393

Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
At beginning of year	$1,352,089,160	$1,346,281,767
At end of year	$1,277,048,379	$1,352,089,160
Accumulated undistributed net investment income included in net assets
At end of year	$26,739	$8,236

See notes to financial statements
7

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2007	2006	2005		2004		2003
Net asset value — Beginning of year	$11.770	$10.500	$10.150		$9.350		$7.600
Income (loss) from operations
Net investment income(1)	$0.124	$0.099	$0.072		$0.063		$0.040
Net realized and unrealized gain	0.365	1.274	0.347		0.789		1.723
Total income from operations	$0.489	$1.373	$0.419		$0.852		$1.763
Less distributions
From net investment income	$(0.128)	$(0.103)	$(0.069)		$(0.052)		$(0.013)
Tax return of capital	(0.001)	—	—		—		—
Total distributions	$(0.129)	$(0.103)	$(0.069)		$(0.052)		$(0.013)
Net asset value — End of year	$12.130	$11.770	$10.500		$10.150		$9.350
Total Return(2)	4.13%	13.07%	4.12%		9.12%		23.20%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$645,235	$661,149	$637,731		$670,319		$583,971
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.96%	0.95%	0.99	%(4)	0.97	%(4)	1.01%
Expenses after custodian fee reduction(3)	0.96%	0.95%	0.99	%(4)	0.97	%(4)	1.01%
Net investment income	1.01%	0.90%	0.71%		0.66%		0.49%
Portfolio Turnover of the Portfolio(5)	2%	1%	0	%(6)	3%		15%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004).

(5)  Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 6%, 7%, 6%, 10% and 21% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(6)  Amounts to less than 1%.

See notes to financial statements
8

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2007		2006	2005		2004		2003
Net asset value — Beginning of year	$11.460		$10.230	$9.900		$9.140		$7.470
Income (loss) from operations
Net investment income (loss)(1)	$0.031		$0.015	$(0.004)		$(0.008)		$(0.021)
Net realized and unrealized gain	0.359		1.230	0.334		0.768		1.691
Total income from operations	$0.390		$1.245	$0.330		$0.760		$1.670
Less distributions
From net investment income	$(0.030)		$(0.015)	$—		$—		$—
Tax return of capital	(0.000	)(2)	—	—		—		—
Total distributions	$(0.030)		$(0.015)	$—		$—		$—
Net asset value — End of year	$11.820		$11.460	$10.230		$9.900		$9.140
Total Return(3)	3.39%		12.17%	3.33%		8.32%		22.36%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$279,132		$327,224	$350,939		$391,010		$344,432
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.71%		1.70%	1.74	%(5)	1.72	%(5)	1.77%
Expenses after custodian fee reduction(4)	1.71%		1.70%	1.74	%(5)	1.72	%(5)	1.77%
Net investment income (loss)	0.26%		0.14%	(0.04)%		(0.09)%		(0.26)%
Portfolio Turnover of the Portfolio(6)	2%		1%	0	%(7)	3%		15%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Less than $0.001 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004).

(6)  Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 6%, 7%, 6%, 10% and 21% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(7)  Amounts to less than 1%.

See notes to financial statements
9

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2007		2006	2005		2004		2003
Net asset value — Beginning of year	$11.470		$10.230	$9.900		$9.150		$7.480
Income (loss) from operations
Net investment income (loss)(1)	$0.031		$0.016	$(0.004)		$(0.008)		$(0.020)
Net realized and unrealized gain	0.356		1.244	0.334		0.758		1.690
Total income from operations	$0.387		$1.260	$0.330		$0.750		$1.670
Less distributions
From net investment income	$(0.037)		$(0.020)	$—		$—		$—
Tax return of capital	(0.000	)(2)	—	—		—		—
Total distributions	$(0.037)		$(0.020)	$—		$—		$—
Net asset value — End of year	$11.820		$11.470	$10.230		$9.900		$9.150
Total Return(3)	3.37%		12.32%	3.33%		8.20%		22.33%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$338,284		$351,954	$349,504		$366,421		$333,398
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.71%		1.70%	1.74	%(5)	1.72	%(5)	1.76%
Expenses after custodian fee reduction(4)	1.71%		1.70%	1.74	%(5)	1.72	%(5)	1.76%
Net investment income (loss)	0.26%		0.15%	(0.04)%		(0.09)%		(0.25)%
Portfolio Turnover of the Portfolio(6)	2%		1%	0	%(7)	3%		15%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Less than $0.001 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004).

(6)  Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 6%, 7%, 6%, 10% and 21% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(7)  Amounts to less than 1%.

See notes to financial statements
10

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended December 31,
	2007	2006	2005		2004		2003
Net asset value — Beginning of year	$11.790	$10.510	$10.160		$9.360		$7.600
Income (loss) from operations
Net investment income(1)	$0.145	$0.126	$0.098		$0.090		$0.060
Net realized and unrealized gain	0.385	1.285	0.348		0.785		1.723
Total income from operations	$0.530	$1.411	$0.446		$0.875		$1.783
Less distributions
From net investment income	$(0.158)	$(0.131)	$(0.096)		$(0.075)		$(0.023)
Tax return of capital	(0.002)	—	—		—		—
Total distributions	$(0.160)	$(0.131)	$(0.096)		$(0.075)		$(0.023)
Net asset value — End of year	$12.160	$11.790	$10.510		$10.160		$9.360
Total Return(2)	4.48%	13.41%	4.38%		9.35%		23.46%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$14,398	$11,762	$8,107		$8,868		$5,664
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.71%	0.70%	0.74	%(4)	0.72	%(4)	0.77%
Expenses after custodian fee reduction(3)	0.71%	0.70%	0.74	%(4)	0.72	%(4)	0.77%
Net investment income	1.18%	1.13%	0.96%		0.94%		0.74%
Portfolio Turnover of the Portfolio(5)	2%	1%	0	%(6)	3%		15%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2005 and 2004).

(5)  Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 6%, 7%, 6%, 10% and 21% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(6)  Amounts to less than 1%.

See notes to financial statements
11

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.2 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (6.4% at December 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $29,803,228 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2010 ($7,714,130), December 31, 2011 ($20,145,448) and December 31, 2013 ($1,943,650).

During the year ended December 31, 2007, a capital loss carryforward of $14,557,500 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2007, the Fund had a net capital loss of $324 attributable to foreign currency transactions incurred after October 31, 2007. This net capital loss is treated as arising on the first day of the Fund's taxable year ending December 31, 2008.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

12

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Ordinary income	$8,585,708	$6,885,859
Tax return of capital	$76,858	—

During the year ended December 31, 2007, accumulated net realized loss was increased by $45,739,446, accumulated undistributed net investment income was decreased by $21,933, and paid-in capital was increased by $45,761,379 due to differences between book and tax accounting, primarily for redemptions in-kind, foreign currency gain (loss) and investments in real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October loss	$(29,803,552)
Net unrealized appreciation	$297,927,181

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax accounting for partnership allocations.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended December 31, 2007, the administration fee amounted to $2,014,027. The Portfolio has engaged

13

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $67,639 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $112,580 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive renumeration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2007 amounted to $1,675,639 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2007, the Fund paid or accrued to EVD $2,315,168 and $2,652,856 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $14,480,000 and $29,202,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2007 amounted to $771,723 and $884,285 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2007, the Fund was informed that EVD received approximately $11,000, $444,000 and $15,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

14

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Investment Transactions

For the year ended December 31, 2007, increases and decreases in the Fund's investment in the Portfolio aggregated $225,587,309 and $363,182,749, respectively. Decreases in the Fund's investment in the Portfolio include distributions of common stock as the result of redemptions in-kind of $110,044,640.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2007	2006
Sales	5,754,525	7,266,817
Issued to shareholders electing to receive payments of distributions in Fund shares	428,834	375,396
Redemptions	(9,709,646)	(12,612,657)
Exchange from Class B shares	519,222	398,751
Net decrease	(3,007,065)	(4,571,693)
	Year Ended December 31,
Class B	2007	2006
Sales	414,796	692,767
Issued to shareholders electing to receive payments of distributions in Fund shares	46,917	30,549
Redemptions	(4,866,188)	(6,081,591)
Exchange to Class A shares	(534,998)	(410,646)
Net decrease	(4,939,473)	(5,768,921)

	Year Ended December 31,
Class C	2007	2006
Sales	2,069,415	2,478,097
Issued to shareholders electing to receive payments of distributions in Fund shares	62,902	38,296
Redemptions	(4,209,297)	(5,971,984)
Net decrease	(2,076,980)	(3,455,591)
	Year Ended December 31,
Class I	2007	2006
Sales	10,205,593	696,029
Issued to shareholders electing to receive payments of distributions in Fund shares	3,861	3,612
Redemptions	(10,022,753)	(473,049)
Net increase	186,701	226,592

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

15

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust
and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.2:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.2 (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

16

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $23,858,298 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualified under tax law. For the Fund's fiscal 2007 ordinary income dividends, 100% qualified for the corporate dividends received deduction.

17

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.4%
Security	Shares	Value
Aerospace & Defense — 3.9%
Boeing Co. (The)	973,013	$85,099,717
General Dynamics Corp.	1,484,304	132,088,213
Honeywell International, Inc.	293,134	18,048,260
Lockheed Martin Corp.	19,800	2,084,148
Northrop Grumman Corp.	3,106,756	244,315,292
Raytheon Co.	58,540	3,553,378
Rockwell Collins, Inc.	129,632	9,329,615
United Technologies Corp.	3,699,374	283,150,086
		$777,668,709
Air Freight & Logistics — 2.2%
CH Robinson Worldwide, Inc.	784,666	$42,466,124
FedEx Corp.	2,219,464	197,909,605
United Parcel Service, Inc., Class B	2,715,392	192,032,522
		$432,408,251
Airlines — 0.0%
Southwest Airlines Co.	335,252	$4,090,074
		$4,090,074
Auto Components — 0.2%
Delphi Corp.(1)	5,361	$777
Johnson Controls, Inc.	741,207	26,713,100
WABCO Holdings, Inc.	144,766	7,251,329
		$33,965,206
Automobiles — 0.1%
DaimlerChrysler AG(2)	24,284	$2,322,279
Ford Motor Co.(1)	5,728	38,549
General Motors Corp.	31,771	790,780
Harley-Davidson, Inc.	143,340	6,695,411
		$9,847,019
Beverages — 5.7%
Anheuser-Busch Cos., Inc.	4,943,106	$258,722,168
Brown-Forman Corp., Class A	479,732	35,903,143
Brown-Forman Corp., Class B	45,820	3,395,720
Coca-Cola Co. (The)	5,330,594	327,138,554
Coca-Cola Enterprises, Inc.	1,706,930	44,431,388
PepsiCo, Inc.	6,163,761	467,829,460
		$1,137,420,433

Security	Shares	Value
Biotechnology — 1.0%
Amgen, Inc.(1)	3,455,994	$160,496,361
Biogen Idec, Inc.(1)	212,421	12,091,003
Genentech, Inc.(1)	8,609	577,406
Genzyme Corp.(1)	244,608	18,208,620
Gilead Sciences, Inc.(1)	280,364	12,899,548
Vertex Pharmaceuticals, Inc.(1)	13,000	301,990
		$204,574,928
Building Products — 0.5%
Masco Corp.	3,187,629	$68,884,663
Trane, Inc.	444,951	20,783,661
		$89,668,324
Capital Markets — 4.8%
Affiliated Managers Group, Inc.(1)	20,520	$2,410,279
Ameriprise Financial, Inc.	66,443	3,661,674
Bank of New York Mellon Corp. (The)	903,498	44,054,562
Bear Stearns Companies, (The), Inc.	95,740	8,449,055
Charles Schwab Corp. (The)	797,107	20,366,084
Credit Suisse Group(2)	155,136	9,338,497
Deutsche Bank AG(2)	16,000	2,070,560
E*Trade Financial Corp.(1)	45,935	163,069
Federated Investors, Inc., Class B	1,599,819	65,848,550
Franklin Resources, Inc.	569,223	65,136,188
Goldman Sachs Group, Inc.	1,115,548	239,898,597
Knight Capital Group, Inc., Class A(1)	1,000,000	14,400,000
Legg Mason, Inc.	46,784	3,422,250
Lehman Brothers Holdings, Inc.	195,374	12,785,275
Merrill Lynch & Co., Inc.	2,652,883	142,406,759
Morgan Stanley	3,033,981	161,134,731
Northern Trust Corp.	701,042	53,685,796
Piper Jaffray Cos., Inc.(1)	12,636	585,299
Raymond James Financial, Inc.	221,005	7,218,023
State Street Corp.	607,860	49,358,232
T. Rowe Price Group, Inc.	341,862	20,812,559
UBS AG(2)	192,957	8,876,022
Waddell & Reed Financial, Inc., Class A	273,635	9,875,487
		$945,957,548
Chemicals — 0.8%
Arch Chemicals, Inc.	4,950	$181,912
Ashland, Inc.	46,969	2,227,740
Dow Chemical Co. (The)	250,895	9,890,281

See notes to financial statements
18

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Chemicals (continued)
E.I. du Pont de Nemours & Co.	985,903	$43,468,463
Ecolab, Inc.	414,911	21,247,592
Monsanto Co.	39,168	4,374,674
Olin Corp.	9,900	191,367
PPG Industries, Inc.	14,262	1,001,620
Rohm and Haas Co.	2,380	126,307
Sigma-Aldrich Corp.	1,062,698	58,023,311
Tronox, Inc., Class B	3,250	28,113
Valspar Corp. (The)	985,379	22,210,443
		$162,971,823
Commercial Banks — 5.6%
Associated Banc-Corp.	512,602	$13,886,388
Banco Bilbao Vizcaya Argentaria SA ADR	80,438	1,950,621
Bank of Hawaii Corp.	69,735	3,566,248
Bank of Montreal(2)	244,144	13,818,550
BB&T Corp.	1,490,483	45,713,114
City National Corp.	143,260	8,531,133
Comerica, Inc.	315,697	13,742,290
Commerce Bancshares, Inc.	179,609	8,057,251
Fifth Third Bancorp	3,175,840	79,808,859
First Horizon National Corp.	142,230	2,581,474
First Midwest Bancorp, Inc.	241,668	7,395,041
HSBC Holdings PLC(2)	220,592	3,709,071
HSBC Holdings PLC UK ADR	578,331	48,412,088
Huntington Bancshares, Inc.	583,001	8,605,095
KeyCorp	545,748	12,797,791
M&T Bank Corp.	75,512	6,159,514
Marshall & Ilsley Corp.	672,512	17,808,118
National City Corp.	1,543,156	25,400,348
PNC Financial Services Group, Inc.	86,068	5,650,364
Regions Financial Corp.	2,202,677	52,093,311
Royal Bank of Canada(2)	611,218	31,196,567
Societe Generale(2)	1,669,583	241,470,082
SunTrust Banks, Inc.	882,656	55,157,173
Synovus Financial Corp.	842,907	20,297,201
Toronto-Dominion Bank (The)(2)	17,915	1,253,154
Trustmark Corp.	205,425	5,209,578
U.S. Bancorp	4,908,006	155,780,110
Valley National Bancorp.	5,229	99,665
Wachovia Corp.	2,843,749	108,147,774
Wells Fargo & Co.	3,305,187	99,783,596
Westamerica Bancorporation	1,968	87,674
Zions Bancorporation	366,194	17,097,598
		$1,115,266,841

Security	Shares	Value
Commercial Services & Supplies — 0.3%
ACCO Brands Corp.(1)	15,490	$248,460
Allied Waste Industries, Inc.(1)	656,568	7,235,379
Avery Dennison Corp.	56,594	3,007,405
Cintas Corp.	280,640	9,435,117
Herman Miller, Inc.	541,800	17,548,902
HNI Corp.	291,437	10,217,781
Manpower, Inc.	706	40,171
PHH Corp.(1)	20,110	354,740
Pitney Bowes, Inc.	43,177	1,642,453
RR Donnelley & Sons Co.	18,144	684,755
Waste Management, Inc.	264,230	8,632,394
		$59,047,557
Communications Equipment — 2.4%
ADC Telecommunications, Inc.(1)	21,340	$331,837
Alcatel SA ADR	89,240	653,237
Cisco Systems, Inc.(1)	8,650,060	234,157,124
Comverse Technology, Inc.(1)	25,350	437,287
Corning, Inc.	3,672,635	88,106,514
Dycom Industries, Inc.(1)	57,599	1,535,013
Juniper Networks, Inc.(1)	137,067	4,550,624
Motorola, Inc.	1,260,589	20,219,848
Nokia Oyj ADR	1,994,425	76,565,976
Nortel Networks Corp.(1)(2)	72,544	1,094,689
QUALCOMM, Inc.	1,355,558	53,341,207
Riverstone Networks, Inc.(3)	28,706	0
Tellabs, Inc.(1)	25,118	164,272
		$481,157,628
Computer Peripherals — 2.2%
Brocade Communications Systems, Inc.(1)	5,418	$39,768
Dell, Inc.(1)	4,283,879	104,997,874
EMC Corp.(1)	2,761,909	51,178,174
Hewlett-Packard Co.	902,900	45,578,392
International Business Machines Corp.	1,713,085	185,184,488
Lexmark International, Inc., Class A(1)	1,208,803	42,138,873
Network Appliance, Inc.(1)	369,094	9,212,586
Palm, Inc.	398	2,523
Sun Microsystems, Inc.(1)	79,795	1,446,683
		$439,779,361

See notes to financial statements
19

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.(1)	108,010	$10,326,836
		$10,326,836
Construction Materials — 0.1%
Cemex SAB de CV ADR(1)	51,226	$1,324,192
CRH PLC(2)	207,894	7,169,250
Vulcan Materials Co.	205,352	16,241,290
		$24,734,732
Consumer Finance — 0.8%
American Express Co.	684,621	$35,613,984
Capital One Financial Corp.	1,770,321	83,665,370
Discover Financial Services	1,230,162	18,550,843
SLM Corp.	911,782	18,363,289
		$156,193,486
Containers & Packaging — 0.1%
Bemis Co., Inc.	295,186	$8,082,193
Sealed Air Corp.	3,799	87,909
Sonoco Products Co.	73,373	2,397,830
Temple-Inland, Inc.	90,660	1,890,261
		$12,458,193
Distributors — 0.0%
Genuine Parts Co.	190,459	$8,818,252
		$8,818,252
Diversified Consumer Services — 0.2%
Apollo Group, Inc., Class A(1)	27,070	$1,898,960
H&R Block, Inc.	1,603,312	29,773,504
		$31,672,464
Diversified Financial Services — 2.2%
Bank of America Corp.	3,631,286	$149,826,860
Citigroup, Inc.	4,583,304	134,932,470
CME Group, Inc.	2,908	1,994,888
ING Groep N.V. ADR	264,281	10,283,174
IntercontinentalExchange, Inc.(1)	11,417	2,197,772
JPMorgan Chase & Co.	2,698,987	117,810,783
Moody's Corp.	323,702	11,556,161
		$428,602,108

Security	Shares	Value
Diversified Telecommunication Services — 1.7%
AT&T, Inc.	1,601,671	$66,565,447
BCE, Inc.(2)(4)	2,653,500	105,450,090
Bell Aliant Regional Communications, Inc.(1)(2)(3)(5)	210,251	6,269,504
Cincinnati Bell, Inc.(1)	169,013	802,812
Citizens Communications Co.	6,949	88,461
Deutsche Telekom AG ADR	1,845,908	40,000,826
Embarq Corp.	10,856	537,698
McLeod USA, Inc., Class A(1)(3)	947	0
Qwest Communications International, Inc.(1)	888	6,225
RSL Communications, Ltd., Class A(1)(2)(3)	247,161	0
Telefonos de Mexico SAB de CV ADR	2,519,435	92,815,985
Verizon Communications, Inc.	523,029	22,851,137
Windstream Corp.	906,552	11,803,307
		$347,191,492
Electric Utilities — 0.5%
Duke Energy Corp.	432,532	$8,724,170
Exelon Corp.	1,011,736	82,598,127
Southern Co. (The)	68,451	2,652,476
		$93,974,773
Electrical Equipment — 0.8%
Emerson Electric Co.	2,534,883	$143,626,471
Rockwell Automation, Inc.	112,400	7,751,104
Roper Industries, Inc.	46,244	2,892,100
Thomas & Betts Corp.(1)	22,600	1,108,304
		$155,377,979
Electronic Equipment & Instruments — 0.3%
Agilent Technologies, Inc.(1)	459,803	$16,893,162
Arrow Electronics, Inc.(1)	8,750	343,700
Flextronics International, Ltd.(1)(2)	480,195	5,791,152
Jabil Circuit, Inc.	1,651,513	25,218,604
National Instruments Corp.	88,674	2,955,504
Plexus Corp.(1)	140,213	3,681,993
Sanmina-SCI Corp.(1)	18,166	33,062
Tyco Electronics, Ltd.(2)	281,877	10,466,093
		$65,383,270

See notes to financial statements
20

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Energy Equipment & Services — 0.9%
Baker Hughes, Inc.	204,980	$16,623,878
Halliburton Co.	900,476	34,137,045
Schlumberger, Ltd.(2)	1,200,029	118,046,853
Transocean, Inc.(2)	81,993	11,737,298
		$180,545,074
Food & Staples Retailing — 2.3%
Casey's General Stores, Inc.	12,551	$371,635
Costco Wholesale Corp.	913,115	63,698,902
CVS Caremark Corp.	2,392,086	95,085,418
Kroger Co. (The)	1,368,952	36,564,708
Safeway, Inc.	1,133,243	38,768,243
Sysco Corp.	2,322,757	72,493,246
Walgreen Co.	989,530	37,681,302
Wal-Mart Stores, Inc.	2,417,231	114,890,989
		$459,554,443
Food Products — 2.6%
Archer-Daniels-Midland Co.(6)	25,859	$1,198,834
Archer-Daniels-Midland Co.	1,548,807	71,911,109
Campbell Soup Co.	1,295,515	46,288,751
ConAgra Foods, Inc.	438,684	10,436,292
Dean Foods Co.	286,449	7,407,571
Del Monte Foods Co.	98,719	933,882
General Mills, Inc.	133,423	7,605,111
H.J. Heinz Co.	154,799	7,226,017
Hershey Co. (The)	494,963	19,501,542
J.M. Smucker Co. (The)	6,121	314,864
Kellogg Co.	9,362	490,850
Kraft Foods, Inc., Class A	422,531	13,787,187
Nestle SA(2)	275,000	126,277,330
Sara Lee Corp.	4,267,625	68,538,057
Smithfield Foods, Inc.(1)	2,352,196	68,025,508
TreeHouse Foods, Inc.(1)	25,945	596,476
Tyson Foods, Inc., Class A	241,647	3,704,449
Unilever PLC ADR	1,755	65,672
William Wrigley Jr. Co.	999,004	58,491,684
		$512,801,186
Health Care Equipment & Supplies — 1.3%
Advanced Medical Optics, Inc.(1)	9,834	$241,228
Baxter International, Inc.	244,163	14,173,662

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Becton, Dickinson and Co.	63,708	$5,324,715
Boston Scientific Corp.(1)	1,124,134	13,073,678
Covidien, Ltd.(2)	281,877	12,484,332
DENTSPLY International, Inc.	7,700	346,654
Hospira, Inc.(1)	111,411	4,750,565
Medtronic, Inc.	3,132,080	157,449,662
St. Jude Medical, Inc.(1)	154,981	6,298,428
Stryker Corp.	168,467	12,587,854
Zimmer Holdings, Inc.(1)	599,639	39,666,120
		$266,396,898
Health Care Providers & Services — 1.5%
AmerisourceBergen Corp.	368,948	$16,554,697
Cardinal Health, Inc.	1,856,066	107,187,812
CIGNA Corp.	49,467	2,657,862
Express Scripts, Inc.(1)	196,994	14,380,562
Health Management Associates, Inc., Class A	124,425	744,061
Henry Schein, Inc.(1)	1,089,990	66,925,386
McKesson Corp.	6,462	423,326
Medco Health Solutions, Inc.(1)	167,770	17,011,878
PharMerica Corp.(1)	30,682	425,866
Sunrise Senior Living, Inc.(1)	8,000	245,440
Tenet Healthcare Corp.(1)	1,548	7,864
UnitedHealth Group, Inc.	441,856	25,716,019
WellPoint, Inc.(1)	609,715	53,490,297
		$305,771,070
Health Care Technology — 0.0%
IMS Health, Inc.	120,055	$2,766,067
		$2,766,067
Hotels, Restaurants & Leisure — 1.0%
Bob Evans Farms, Inc.	1,792	$48,259
Carnival Corp.(2)	543,886	24,197,488
Darden Restaurants, Inc.	184,714	5,118,425
Gaylord Entertainment Co.(1)	74,918	3,031,931
International Game Technology	409,904	18,007,083
International Speedway Corp., Class A	118,344	4,873,406
Marriott International, Inc., Class A	424,554	14,511,256
McDonald's Corp.	939,331	55,335,989
MGM MIRAGE(1)	27,640	2,322,313
Starbucks Corp.(1)	2,254,271	46,144,927

See notes to financial statements
21

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Wyndham Worldwide Corp.	110,649	$2,606,890
Yum! Brands, Inc.	363,380	13,906,553
		$190,104,520
Household Durables — 0.3%
Blyth, Inc.	136,371	$2,991,980
D.R. Horton, Inc.	642,283	8,458,867
Fortune Brands, Inc.	119,860	8,673,070
Leggett & Platt, Inc.	1,290,676	22,509,389
Newell Rubbermaid, Inc.	291,589	7,546,323
		$50,179,629
Household Products — 3.4%
Clorox Co. (The)	14,873	$969,273
Colgate-Palmolive Co.	707,241	55,136,508
Energizer Holdings, Inc.(1)	76,555	8,584,112
Kimberly-Clark Corp.	639,207	44,322,613
Procter & Gamble Co. (The)	7,811,071	573,488,833
		$682,501,339
Independent Power Producers & Energy Traders — 0.0%
AES Corp. (The)(1)	133,519	$2,855,971
		$2,855,971
Industrial Conglomerates — 3.0%
3M Co.	1,008,315	$85,021,121
General Electric Co.	13,169,338	488,187,360
Teleflex, Inc.	11,386	717,432
Textron, Inc.	43,912	3,130,926
Tyco International, Ltd.(2)	281,877	11,176,423
		$588,233,262
Insurance — 5.6%
Aegon, N.V. ADR	5,224,475	$91,585,047
AFLAC, Inc.	2,260,033	141,545,867
Allstate Corp. (The)	191,074	9,979,795
American International Group, Inc.	6,433,663	375,082,553
AON Corp.	386,911	18,451,786
Arthur J. Gallagher & Co.	557,025	13,474,435
Berkshire Hathaway, Inc., Class A(1)	633	89,632,800
Berkshire Hathaway, Inc., Class B(1)	40,413	191,395,968
Chubb Corp.	28,354	1,547,561

Security	Shares	Value
Insurance (continued)
Hartford Financial Services Group, Inc. (The)	58,685	$5,116,745
Lincoln National Corp.	143,261	8,340,655
Manulife Financial Corp.(2)	246,658	10,051,313
Marsh & McLennan Cos., Inc.	478,442	12,664,360
MetLife, Inc.	81	4,991
Old Republic International Corp.	294,458	4,537,598
Progressive Corp. (The)	3,731,348	71,492,628
SAFECO Corp.	161,000	8,964,480
Torchmark Corp.	318,929	19,304,772
Travelers Cos., Inc. (The)	348,162	18,731,116
UnumProvident Group	39,000	927,810
XL Capital Ltd., Class A(2)	187,100	9,413,001
		$1,102,245,281
Internet & Catalog Retail — 0.1%
Amazon.com, Inc.(1)	43,801	$4,057,725
Expedia, Inc.(1)	403,096	12,745,896
IAC/InterActiveCorp(1)	429,832	11,571,077
		$28,374,698
Internet Software & Services — 1.2%
eBay, Inc.(1)	1,257,244	$41,727,928
Google Inc., Class A(1)	294,413	203,580,701
		$245,308,629
IT Services — 1.9%
Accenture Ltd., Class A(2)	2,739,520	$98,704,906
Acxiom Corp.	74,785	877,228
Affiliated Computer Services, Inc.(1)	176,162	7,944,906
Automatic Data Processing, Inc.	1,494,739	66,560,728
Broadridge Financial Solutions, Inc.	223,288	5,008,350
Computer Sciences Corp.(1)	226,702	11,214,948
DST Systems, Inc.(1)	22,600	1,865,630
Electronic Data Systems Corp.	1,252	25,954
Fidelity National Information Services, Inc.	37,789	1,571,645
Fiserv, Inc.(1)	836,355	46,409,339
Gartner, Inc., Class A(1)	30,575	536,897
Metavante Technologies, Inc.(1)	224,170	5,227,644
Paychex, Inc.	983,290	35,614,764
Perot Systems Corp.(1)	625,309	8,441,671
Western Union Co.	3,488,152	84,692,331
		$374,696,941

See notes to financial statements
22

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Leisure Equipment & Products — 0.0%
Eastman Kodak Co.	26,739	$584,782
Mattel, Inc.	30,514	580,987
		$1,165,769
Life Sciences Tools & Services — 0.2%
Dionex Corp.(1)	37,300	$3,090,678
Invitrogen Corp.(1)	429,910	40,157,893
PerkinElmer, Inc.	139,526	3,630,467
Thermo Fisher Scientific, Inc.(1)	18,700	1,078,616
		$47,957,654
Machinery — 5.1%
Caterpillar, Inc.	217,329	$15,769,392
Danaher Corp.	3,933,362	345,113,182
Deere & Co.	5,563,523	518,075,262
Donaldson Co., Inc.	77,792	3,607,993
Dover Corp.	653,465	30,118,202
Illinois Tool Works, Inc.	1,708,540	91,475,232
ITT Industries, Inc.	8,428	556,585
Nordson Corp.	20,306	1,176,936
Parker Hannifin Corp.	45,658	3,438,504
		$1,009,331,288
Media — 3.8%
CBS Corp., Class A	10,967	$293,367
CBS Corp., Class B	556,629	15,168,140
Citadel Broadcasting Corp.	16,551	34,095
Comcast Corp., Class A(1)	2,800,692	51,140,636
Comcast Corp., Class A Special(1)	3,545,407	64,242,775
Discovery Holding Co., Class A(1)	16,629	418,053
E.W. Scripps Co. (The), Class A	51,066	2,298,481
EchoStar Communications Corp., Class A(1)	35,150	1,325,858
Entercom Communications Corp.	220,000	3,011,800
Gannett Co., Inc.	476,821	18,596,019
Havas Advertising(2)	3,142,938	15,349,139
Idearc, Inc.	22,323	391,992
Interpublic Group of Cos., Inc.(1)	932,692	7,564,132
Lamar Advertising Co.	241,409	11,604,531
Liberty Global, Inc., Class A(1)	19,414	760,835
Liberty Global, Inc., Class C(1)	3,140	114,893
Liberty Media Corp. - Interactive(1)	256,350	4,891,158
Liberty Media Holding Corp.-Capital, Series A(1)	8,315	968,614
Live Nation, Inc.(1)	9,085	131,914

Security	Shares	Value
Media (continued)
McClatchy Co., (The), Class A	3,310	$41,441
McGraw-Hill Companies, Inc., (The)	472,678	20,708,023
New York Times Co. (The), Class A	22,468	393,864
News Corp., Class A	188,031	3,852,755
Omnicom Group, Inc.	4,815,503	228,880,858
Publicis Groupe(2)	329,132	12,876,659
Time Warner, Inc.	4,062,511	67,072,057
Viacom, Inc., Class A(1)	4,000	175,920
Viacom, Inc., Class B(1)	524,573	23,039,246
Vivendi SA(2)	163,491	7,506,364
Walt Disney Co.	4,933,939	159,267,551
Washington Post Co. (The), Class B	13,327	10,547,388
WPP Group PLC(2)	139,450	1,786,506
WPP Group PLC ADR	252,137	16,209,888
		$750,664,952
Metals & Mining — 0.0%
Alcoa, Inc.	85,947	$3,141,363
Freeport-McMoRan Copper & Gold, Inc., Class B	21,456	2,197,953
Steel Dynamics, Inc.	51,604	3,074,050
		$8,413,366
Multiline Retail — 1.1%
Dollar Tree Stores, Inc.(1)	52,534	$1,361,681
Family Dollar Stores, Inc.	1,279,835	24,611,227
JC Penney Co., Inc.	130,349	5,734,053
Macy's, Inc.	230,860	5,972,348
Nordstrom, Inc.	131,384	4,825,734
Sears Holdings Corp.(1)	4,107	419,119
Target Corp.	3,590,237	179,511,850
		$222,436,012
Multi-Utilities — 0.0%
Ameren Corp.	5,000	$271,050
PG&E Corp.	3,000	129,270
Wisconsin Energy Corp.	9,576	466,447
		$866,767
Office Electronics — 0.0%
Xerox Corp.	10,000	$161,900
Zebra Technologies Corp., Class A(1)	13,500	468,450
		$630,350

See notes to financial statements
23

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Oil, Gas & Consumable Fuels — 11.5%
Anadarko Petroleum Corp.	4,388,053	$288,251,202
Apache Corp.	2,147,950	230,990,543
BP PLC ADR	4,966,126	363,371,439
Chevron Corp.	701,238	65,446,543
ConocoPhillips	6,223,305	549,517,832
Devon Energy Corp.	720,663	64,074,147
El Paso Corp.	97,665	1,683,745
Exxon Mobil Corp.	6,940,827	650,286,082
Hess Corp.	54,286	5,475,286
Marathon Oil Corp.	177,844	10,823,586
Murphy Oil Corp.	78,679	6,675,126
Royal Dutch Shell PLC ADR	9,594	796,302
Royal Dutch Shell PLC ADR	157,131	13,230,430
Spectra Energy Corp.	263,315	6,798,793
Total SA ADR	272,750	22,529,150
Williams Cos., Inc.	223,515	7,997,367
		$2,287,947,573
Paper and Forest Products — 0.1%
International Paper Co.	155,490	$5,034,766
Neenah Paper, Inc.	23,874	695,927
Weyerhaeuser Co.	85,055	6,271,956
		$12,002,649
Personal Products — 0.0%
Avon Products, Inc.	173,400	$6,854,502
Estee Lauder Cos., Inc., Class A	13,035	568,456
		$7,422,958
Pharmaceuticals — 7.5%
Abbott Laboratories	3,728,243	$209,340,844
Allergan, Inc.	276,600	17,768,784
Bristol-Myers Squibb Co.	4,298,950	114,008,154
Eli Lilly & Co.	4,347,136	232,093,591
Forest Laboratories, Inc.(1)	56,729	2,067,772
GlaxoSmithKline PLC ADR	426,495	21,491,083
Johnson & Johnson	3,911,737	260,912,858
King Pharmaceuticals, Inc.(1)	152,305	1,559,603
Merck & Co., Inc.	2,224,896	129,288,707
Mylan, Inc.	6,832	96,058
Novo Nordisk A/S ADR	398,434	25,842,429
Pfizer, Inc.	12,368,792	281,142,642

Security	Shares	Value
Pharmaceuticals (continued)
Schering-Plough Corp.	1,731,023	$46,114,453
Shering AG ADR	25,000	3,767,500
Teva Pharmaceutical Industries, Ltd. ADR	1,676,674	77,931,808
Watson Pharmaceuticals, Inc.(1)	558,195	15,149,412
Wyeth	996,516	44,036,042
		$1,482,611,740
Real Estate Management & Development — 0.0%
Forest City Enterprises, Inc., Class A	56,500	$2,510,860
Forestar Real Estate Group, Inc.	30,220	712,890
		$3,223,750
Road & Rail — 0.1%
Avis Budget Group, Inc.(1)	55,324	$719,212
Burlington Northern Santa Fe Corp.	55,466	4,616,435
CSX Corp.	3,276	144,078
Kansas City Southern(1)	6,815	233,959
Norfolk Southern Corp.	3,090	155,860
Union Pacific Corp.	65,519	8,230,497
		$14,100,041
Semiconductors & Semiconductor Equipment — 2.8%
Analog Devices, Inc.	586,324	$18,586,471
Applied Materials, Inc.	1,094,431	19,437,095
Broadcom Corp., Class A(1)	1,034,881	27,051,789
Cypress Semiconductor Corp.(1)	52,742	1,900,294
Intel Corp.	11,610,600	309,538,596
KLA-Tencor Corp.	148,373	7,145,644
Linear Technology Corp.	423,388	13,476,440
LSI Corp.(1)	141,203	749,788
Maxim Integrated Products, Inc.	263,099	6,966,862
Skyworks Solutions, Inc.(1)	98,685	838,823
Teradyne, Inc.(1)	6,799	70,302
Texas Instruments, Inc.	4,191,058	139,981,337
Verigy, Ltd.(1)(2)	4,119	111,913
Xilinx, Inc.	24,830	543,032
		$546,398,386

See notes to financial statements
24

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Software — 2.5%
Adobe Systems, Inc.(1)	490,317	$20,951,245
CA, Inc.	40,728	1,016,164
Compuware Corp.(1)	150,944	1,340,383
Electronic Arts, Inc.(1)	21,405	1,250,266
Intuit, Inc.(1)	736,959	23,295,274
Jack Henry & Associates, Inc.	119,142	2,899,916
Microsoft Corp.	7,280,107	259,171,809
Oracle Corp.(1)	7,224,372	163,126,320
SAP AG ADR	400,000	20,420,000
Symantec Corp.(1)	225,808	3,644,541
Wind River Systems, Inc.(1)	1,304	11,645
		$497,127,563
Specialty Retail — 1.4%
Abercrombie & Fitch Co., Class A	4,015	$321,080
AutoNation, Inc.(1)	75,966	1,189,628
Best Buy Co., Inc.	280,415	14,763,850
Collective Brands, Inc.(1)	23,100	401,709
Gap, Inc. (The)	599,138	12,749,657
Home Depot, Inc.	4,526,827	121,952,719
Limited Brands, Inc.	503,556	9,532,315
Lowe's Companies, Inc.	2,734,798	61,861,131
RadioShack Corp.	74,318	1,253,001
Sherwin-Williams Co. (The)	500	29,020
Staples, Inc.	275,430	6,354,170
TJX Companies, Inc. (The)	1,718,239	49,365,006
		$279,773,286
Textiles, Apparel & Luxury Goods — 1.2%
Coach, Inc.(1)	729,407	$22,305,266
Hanesbrands, Inc.(1)	559,410	15,199,170
Nike, Inc., Class B	3,058,444	196,474,443
		$233,978,879
Thrifts & Mortgage Finance — 0.1%
Fannie Mae	301,173	$12,040,897
Freddie Mac	146,695	4,997,899
Guaranty Financial Group, Inc.	30,220	483,520
MGIC Investment Corp.	95,045	2,131,859
Washington Mutual, Inc.	643,357	8,756,089
		$28,410,264

Security	Shares	Value
Tobacco — 0.2%
Altria Group, Inc.	589,531	$44,556,753
		$44,556,753
Trading Companies & Distributors — 0.0%
United Rentals, Inc.(1)	266,647	$4,895,639
		$4,895,639
Wireless Telecommunication Services — 0.2%
SprintNextel Corp.	1,848,673	$24,273,076
Telephone and Data Systems, Inc.	9,252	579,175
Telephone and Data Systems, Inc., Special Shares	24,636	1,419,034
Vodafone Group PLC ADR	302,728	11,297,809
		$37,569,094
Total Common Stocks (identified cost $13,619,432,710)		$19,742,377,028
Convertible Preferred Stocks — 0.0%
Security	Shares	Value
Independent Power Producers & Energy Traders — 0.0%
Enron Corp.(1)(3)	11,050	$0
		$0
Total Convertible Preferred Stocks (identified cost $16,626,069)		$0
Other Investments — 0.0%
Description	Shares	Value
Commercial Banks — 0.0%
Wachovia Corp. (Dividend Equalization Preferred Shares)	166,518	$250
Software — 0.0%
Seagate Technology, Inc. (Tax Refund Rights)(1)(3)	197,392	$0
Total Other Investments (identified cost $39,407)		$250

See notes to financial statements
25

Tax-Managed Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 1.0%
Description	Shares/Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 4.99%(7)(8)	$107,662	$107,661,941
Investment in Cash Management Portfolio, 4.58%(8)	86,224	86,224,087
Total Short-Term Investments (identified cost $193,886,028)		$193,886,028
Total Investments — 100.4% (identified cost $13,829,984,214)		$19,936,263,306
Other Assets, Less Liabilities — (0.4)%		$(72,102,076)
Net Assets — 100.0%		$19,864,161,230

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Foreign security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  All or a portion of these securities were on loan at December 31, 2007.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate value of the securities is $6,269,504 or 0.03% of the Portfolio's net assets.

(6)  Security subject to restrictions on resale (see Note 5).

(7)  The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan as of December 31, 2007. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral upon the return of loaned securities.

(8)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2007.

See notes to financial statements
26

Tax-Managed Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Unaffiliated investments, at value including $105,508,702 of securities on loan (identified cost, $13,636,098,186)	$19,742,377,278
Affiliated investments, at value (identified cost, $193,886,028)	193,886,028
Cash	29,281
Receivable for investments sold	14,013,869
Dividends and interest receivable	27,694,117
Interest receivable from affiliated investment	178,708
Securities lending income receivable	119,728
Tax reclaims receivable	1,920,293
Total assets	$19,980,219,302
Liabilities
Collateral for securities loaned	$107,661,941
Payable to affiliate for investment advisory fees	7,154,208
Payable to affiliate for Trustees' fees	8,907
Other accrued expenses	1,233,016
Total liabilities	$116,058,072
Net Assets applicable to investors' interest in Portfolio	$19,864,161,230
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$13,757,690,942
Net unrealized appreciation (computed on the basis of identified cost)	6,106,470,288
Total	$19,864,161,230

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends (net of foreign taxes, $6,224,760)	$398,125,860
Interest	9,685
Security lending income, net	1,495,089
Interest income allocated from affiliated investment	5,179,697
Expenses allocated from affliated investment	(487,687)
Total investment income	$404,322,644
Expenses
Investment adviser fee	$87,681,000
Trustees' fees and expenses	32,759
Custodian fee	2,551,233
Legal and accounting services	119,412
Miscellaneous	320,500
Total expenses	$90,704,904
Deduct — Reduction of custodian fee	$124
Total expense reductions	$124
Net expenses	$90,704,780
Net investment income	$313,617,864
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)(1)	$891,401,513
Foreign currency transactions	73,425
Net realized gain	$891,474,938
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(239,669,891)
Foreign currency	135,703
Net change in unrealized appreciation (depreciation)	$(239,534,188)
Net realized and unrealized gain	$651,940,750
Net increase in net assets from operations	$965,558,614

(1)  Includes net realized gains of $624,934,809 from redemptions in-kind.

See notes to financial statements
27

Tax-Managed Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$313,617,864	$269,527,217
Net realized gain from investment and foreign currency transactions	891,474,938	644,738,498
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(239,534,188)	1,577,971,043
Net increase in net assets from operations	$965,558,614	$2,492,236,758
Capital transactions — Contributions	$1,526,283,139	$1,447,009,081
Withdrawals	(3,014,972,770)	(2,584,560,445)
Net decrease in net assets from capital transactions	$(1,488,689,631)	$(1,137,551,364)
Net increase (decrease) in net assets	$(523,131,017)	$1,354,685,394
Net Assets
At beginning of year	$20,387,292,247	$19,032,606,853
At end of year	$19,864,161,230	$20,387,292,247

See notes to financial statements
28

Tax-Managed Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2007	2006	2005		2004		2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.44%	0.45%	0.45	%(1)	0.45	%(1)	0.45%
Expenses after custodian fee reduction	0.44%	0.45%	0.45	%(1)	0.45	%(1)	0.45%
Net investment income	1.52%	1.39%	1.25	%(1)	1.18	%(1)	1.05%
Portfolio Turnover(2)	2%	1%	0	%(3)	3%		15%
Total Return	4.72%	13.69%	4.70%		9.67%		23.88%
Net assets, end of year (000's omitted)	$19,864,161	$20,387,292	$19,032,607		$19,141,142		$17,609,589

(1)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2005 and 2004, respectively).

(2)  Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions was 6%, 7%, 6%, 10%, and 21% for 2007, 2006, 2005, 2004, and 2003, respectively.

(3)  Amounts to less than 1%.

See notes to financial statements
29

Tax-Managed Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio seeks to achieve long-term, after-tax returns for its interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must

30

Tax-Managed Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is payable monthly and is computed at an annual rate of 0.625% of the average daily net assets of the Portfolio up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets For the Month	Annual Fee Rate (for each level)
$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%*

*  Effective April 23, 2007.

31

Tax-Managed Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fees. For the year ended December 31, 2007, the Portfolio's advisory fee totaled $88,148,658 of which $467,658 was allocated from Cash Management and $87,681,000 was paid or accrued directly by the Portfolio. For the year ended December 31, 2007, the Portfolio's advisory fee, including the portion allocated from Cash Management, was 0.43% of the Portfolio's average daily net assets.

Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

For the year ended December 31, 2007, purchases and sales of investments, other than short-term obligations, aggregated $434,592,730 and $569,175,325, respectively. In addition, investments having an aggregate market value of $1,986,256,699 at dates of withdrawal were distributed in payment for capital withdrawals and investors contributed securities with a value of $880,809,267, during the year ended December 31, 2007.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2007 as determined on a federal income tax basis were as follows:

Aggregate cost	$4,503,281,878
Gross unrealized appreciation	$24,767,710,218
Gross unrealized depreciation	(9,334,728,790)
Net unrealized appreciation	$15,432,981,428

The net unrealized appreciation on foreign currency at December 31, 2007 on a federal income tax basis was $191,196.

5  Restricted Securities

At December 31, 2007, the Portfolio owned the following securities (representing 0.01% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Common Stocks Date of Acquisition	Eligible for Resale	Shares	Cost	Value
Archer-Daniels-Midland Co. 12/13/07	12/13/2008	25,859	$1,000,017	$1,198,834
Total Restricted Securities			$1,000,017	$1,198,834

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at December 31, 2007.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

32

Tax-Managed Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee and lending agent fee paid by the Portfolio amounted to $2,679,685 and $263,837, respectively, for the year ended December 31, 2007. At December 31, 2007, the value of the securities loaned and the value of the collateral amounted to $105,508,702 and $107,661,941, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

9  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

33

Tax-Managed Growth Portfolio as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the Portfolio), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

34

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

35

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Growth Fund 1.2 (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2006 for the Fund. The Board concluded that the Fund's performance was satisfactory.

36

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint with respect to assets of $25 billion and over. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

37

Eaton Vance Tax-Managed Growth Fund 1.2

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Parametric" refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust and Vice President of the Portfolio	Trustee since 2007 and President of the Trust and Vice President of the Portfolio since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust and Portfolio.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 1995	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

38

Eaton Vance Tax-Managed Growth Fund 1.2

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended the University of Rochester William E. Simon Graduate School of Business Administration (2001-2003). Officer of 33 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

39

Eaton Vance Tax-Managed Growth Fund 1.2

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVC, EVM, BMR, EVD and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

40

Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Growth Fund 1.2
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1088-2/08  TGSRC1.2

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the

Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Tax Free Reserves, Eaton Vance AMT-Free Municipal Bond Fund, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 29 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended December 31, 2006 and December 31, 2007 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Tax Free Reserves Fund

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$26,400	$23,000

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,850	$5,800

All Other Fees(3)	0	0

Total	$32,250	$28,800

Eaton Vance AMT-Free Municipal Bond Fund

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$49,390	$50,530

Audit-Related Fees(1)	0	0

Tax Fees(2)	$6,100	$6,314

All Other Fees(3)	0	0

Total	$55,490	$56,844

Eaton Vance Tax-Managed Managed Growth Fund 1.1

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$12,490	$12,630

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,775	$5,977

All Other Fees(3)	0	0

Total	$18,265	$18,607

Eaton Vance Tax-Managed Managed Growth Fund 1.2

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$12,490	$14,130

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,775	$5,977

All Other Fees(3)	0	0

Total	$18,265	$20,107

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 or December 31).  The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series.  For certain Series, Pricewaterhouse Coopers was the principal accountant for the fiscal years ended 2006.  During the fiscal years ended 2007, Pricewaterhouse Coopers was replaced by D&T.

Fiscal Years Ended	10/31/06		12/31/06		10/31/07		12/31/07
	PWC	D&T	PWC	D&T	PWC	D&T	PWC		D&T

Audit Fees	$0	$43,070	$50,200	$68,370	$0	$43,070		$0		$100,290

Audit Related Fees(1)	$0	$0	$0	$0	$0	$0		$0		$0

Tax Fees(2)	$0	$19,290	$17,600	$17,650	$0	$19,290		$0		$24,068

All Other Fees(3)	$0	$0	$0	$0	$0	$0		$0		$0

Total	$0	$62,360	$67,800	$86,020	$0	$62,360	$		$

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended December 31, 2006 and December 31, 2007, $35,000 was billed for each such fiscal year by D&T, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last 2 fiscal years of each Series.  For certain Series, Pricewaterhouse Coopers was the principal accountant for the fiscal years ended 2006.  During the fiscal years ended 2007, Pricewaterhouse Coopers was replaced by D&T.

Fiscal Years Ended	10/31/06		12/31/06		10/31/07		12/31/07
	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Registrant(1)	$0	$19,290	$0	$19,290	$0	$19,290	$0	$24,068

Eaton Vance(2)	$68,486	$72,100	$68,486	$72,100	$68,486	$72,100	$0	$281,446

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 15, 2008

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	February 15, 2008